UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                        Occidental Petroleum Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


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     2)   Aggregate number of securities to which transaction applies:


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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     4)   Proposed maximum aggregate value of transaction:


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     5)   Total fee paid:


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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


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     2)   Form, Schedule or Registration Statement No.:


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     3)   Filing Party:


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     4)   Date Filed:


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


                                   [OXY LOGO]


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                        OCCIDENTAL PETROLEUM CORPORATION
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NOTICE OF 2003 ANNUAL              March 13, 2003
MEETING OF STOCKHOLDERS
AND PROXY STATEMENT                Dear Stockholders:

                                   On behalf of the Board of Directors, it is my
                                   pleasure to invite you to Occidental's 2003
                                   Annual Meeting of Stockholders, which will be
FRIDAY, APRIL 25, 2003             held on Friday, April 25, 2003, at the Grand
Grand Ballroom                     Ballroom, The St. Regis, 2055 Avenue of the
The St. Regis                      Stars, Los Angeles, California.
2055 Avenue of the Stars
Los Angeles, California            Attached is the Notice of Meeting and the
                                   Proxy Statement, which describes in detail
                                   the matters on which you are being asked to
MEETING HOURS                      vote. These matters include electing the
Registration Begins 9:30 A.M.      directors, ratifying the selection of
Meeting 10:30 A.M.                 independent auditors, approving an amendment
                                   to Occidental's 2001 Incentive Compensation
                                   Plan and transacting any other business that
ADMISSION TICKET OR CURRENT        properly comes before the meeting, including
BROKERAGE STATEMENT AND            any stockholder proposals.
PICTURE IDENTIFCATION
REQUIRED FOR ADMISSION             Also enclosed is a Report to Stockholders, in
                                   which senior management discusses highlights of the year, and Occidental's Annual Report on Form 10-K. As in the past, at the meeting there will be a report on operations and an opportunity to ask questions.

                                   Whether you plan to attend the meeting or not, I encourage you to vote promptly so that your shares will be represented and properly voted at the meeting.

                                   Sincerely yours,

                                   /s/ RAY R. IRANI

                                   Ray R. Irani, Chairman and Chief Executive
                                   Officer

--------------------------------------------------------------------------------

                                                                            2003

                        OCCIDENTAL PETROLEUM CORPORATION
             10889 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90024

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                  March 13, 2003

To Our Stockholders:

     Occidental's 2003 Annual Meeting of Stockholders will be held at 10:30 a.m. on Friday, April 25, 2003, at the Grand Ballroom, The St. Regis, 2055 Avenue of the Stars, Los Angeles, California.

     At the meeting, stockholders will act on the following matters:

     1.   Election of directors;

     2.   Ratification of selection of KPMG LLP as independent auditors;

     3.   Approval of an amendment to the 2001 Incentive Compensation Plan; and

     4. Consideration of other matters properly brought before the meeting, including stockholder proposals. The Board of Directors knows of two stockholder proposals that may be presented.

     These matters are described in detail in the Proxy Statement. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3 and AGAINST Proposals 4 and 5.

     Stockholders of record at the close of business on March 3, 2003, are entitled to receive notice of, to attend and to vote at the meeting.

     Whether you plan to attend or not, it is important that you read the Proxy Statement and follow the instructions on your proxy card to vote by mail, telephone or Internet. This will ensure that your shares are represented and will save Occidental additional expenses of soliciting proxies.

Sincerely,

/s/ DONALD P. DE BRIER

Donald P. de Brier
Executive Vice President,
General Counsel and Secretary



                                TABLE OF CONTENTS

GENERAL INFORMATION.........................................................   1
CORPORATE GOVERNANCE POLICIES...............................................   2
PROPOSAL 1:  ELECTION OF DIRECTORS..........................................   4
   Information Regarding the Board of
   Directors and its Committees.............................................   7
   Compensation of Directors................................................   9
   Section 16(a) Beneficial Ownership
   Reporting Compliance.....................................................   9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT.......................................................   9
EXECUTIVE COMPENSATION......................................................  11
   Compensation Tables......................................................  11
   Employment Agreements....................................................  14
   Report of the Executive Compensation
   and Human Resources Committee............................................  16
   Performance Graph........................................................  19
PROPOSAL 2:  RATIFICATION OF INDEPENDENT
AUDITORS....................................................................  20
   Change of Auditors in 2002...............................................  20
   Audit and Other Fees.....................................................  20
   Report of the Audit Committee............................................  21
   Ratification of Selection of Independent
   Auditors.................................................................  21
PROPOSAL 3:  APPROVAL OF AMENDMENT TO
2001 INCENTIVE COMPENSATION PLAN............................................  21
   Approval of Amendment to 2001
   Incentive Compensation Plan..............................................  21
   Summary Description of the Plan..........................................  22
   Federal Income Tax Consequences..........................................  24
   Specific Benefits........................................................  24
   Securities Authorized for Issuance under Equity
   Compensation Plans.......................................................  25
STOCKHOLDER PROPOSALS.......................................................  25
   General Information......................................................  25
   Proposal 4:  Stockholder Vote Regarding
   Poison Pills.............................................................  26
   Proposal 5:  Enforceability of Stockholder Vote..........................  27
STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL
MEETING OF STOCKHOLDERS.....................................................  28
NOMINATIONS FOR DIRECTORS FOR TERM EXPIRING
IN 2005.....................................................................  29
ANNUAL REPORT...............................................................  29
EXHIBIT A:  2001 INCENTIVE COMPENSATION PLAN AS
PROPOSED FOR AMENDMENT...................................................... A-1

                                 PROXY STATEMENT

GENERAL INFORMATION
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Occidental Petroleum Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders on April 25, 2003, and at any adjournment of the meeting.

ADMISSION TO THE ANNUAL MEETING: Attendance is limited to stockholders and one guest per stockholder. If you plan to attend the meeting in person and you are a stockholder of record, you must bring the admission ticket attached to your proxy or information card. If your shares are held in the name of a bank, broker or other holder of record, you will be admitted only if you have proof of ownership on the record date, such as a bank or brokerage account statement. In addition to your admission ticket or account statement, you may be asked to present valid picture identification, such as a driver's license or passport.

VOTING RIGHTS: This Proxy Statement and accompanying proxy card are being mailed beginning on or about March 13, 2003, to each stockholder of record as of March 3, 2003, which is the record date for the determination of stockholders entitled to receive notice of, to attend, and to vote at the meeting. As of the record date, Occidental had outstanding and entitled to vote 378,757,679 shares of common stock. A majority of outstanding shares must be represented at the meeting, in person or by proxy, to constitute a quorum and to transact business. You will have one vote for each share of Occidental's common stock you own. You may vote in person at the meeting or by proxy. Proxies may be voted by completing and mailing the proxy card, by telephone or Internet as explained on the proxy card. You may not cumulate your votes.

VOTING OF PROXIES: The Board of Directors has designated Drs. Ray R. Irani and Dale R. Laurance and Mr. Aziz D. Syriani, and each of them, with the full power of substitution, to vote shares represented by all properly executed proxies. The shares will be voted in accordance with the instructions on the proxy card. If no instructions are specified on the proxy card, the shares will be voted:

o  FOR all nominees for directors (see page 4);

o  FOR ratification of the independent auditors (see page 20);

o  FOR amendment of the 2001 Incentive Compensation Plan (see page 21); and

o  AGAINST Proposals 4 and 5 (see pages 25 to 28).

     In the absence of instructions to the contrary, proxies will be voted in accordance with the judgment of the person exercising the proxy on any other matter presented at the meeting in accordance with Occidental's By-laws.

BROKER VOTES: If your shares are held in street name, under New York Stock Exchange Rules, your broker can vote your shares on any of the matters scheduled to come before the meeting except the stockholder proposals (Proposals 4 and 5). If your broker does not have discretion and you do not give your broker instructions, the votes will be broker nonvotes, which will have the same effect as votes AGAINST the proposals.

VOTE REQUIRED: The vote required to elect directors and to approve each proposal is described with the proposal.

CONFIDENTIAL VOTING: All proxies, ballots and other voting materials are kept confidential, unless disclosure is required by applicable law or expressly requested by you, you write comments on the proxy forms, or the proxy solicitation is contested.

REVOKING A PROXY: You may revoke your proxy or change your vote before the meeting by filing a revocation with the Secretary of Occidental, by delivering to Occidental a valid proxy bearing a later date or by attending the meeting and voting in person.

SOLICITATION EXPENSES: Expense of this solicitation will be paid by Occidental. Georgeson Shareholder Communications Inc. has been retained to solicit proxies and assist in distribution and collection of proxy material for a fee estimated at $15,000 plus reimbursement of out-of-pocket expenses. Occidental also will reimburse banks, brokers, nominees and related fiduciaries for the expense of forwarding soliciting material to beneficial owners of the common stock. In addition, Occidental's officers, directors and regular employees may solicit proxies but will receive no additional or special compensation for such work.

CORPORATE GOVERNANCE POLICIES
--------------------------------------------------------------------------------

     The Board of Directors and the management of Occidental believe that good corporate governance enhances stockholder value. Beginning with the adoption of the confidential voting policy in 1994, over the past several years, the Board of Directors has adopted and put into effect a number of important corporate governance policies. In 1999, Occidental published its policies for the first time in the proxy statement and, in 2001, expanded its website, www.oxy.com, to include the governance policies. The Board of Directors is actively monitoring recent regulatory developments and any modification to the policies that these developments may require.

BOARD STRUCTURE AND OPERATION

SIZE OF THE BOARD: In determining the size of the Board, the Board of Directors will consider the level of work required from each director, including the requirement that certain Committees be composed entirely of Independent Directors.

DIRECTOR CRITERIA: Independent Directors (as defined below) will comprise at least two-thirds of the members of the Board.

INDEPENDENT DIRECTOR: An "Independent Director" is a director who:

o Has not been employed by Occidental in any executive capacity within the last five years;

o During the current year or any of the three preceding years, has not received remuneration, other than de minimis remuneration, as a result of services as an advisor, consultant or legal counsel to Occidental or any member of senior management or has not been a significant customer or supplier of Occidental;

o Is not employed by a company of which an executive officer of Occidental is a director;

o Has not had a business relationship with Occidental required to be disclosed under Securities and Exchange Commission regulations other than for service as a director or for which no more than de minimis remuneration was received in any one year;

o Is not affiliated with a not-for-profit entity that receives significant contributions from Occidental;

o Has not had any of the relationships described above with an affiliate of Occidental; and

o  Is not a member of the immediate family of any person described above.

TENURE: Each director will be elected for a term of one year.

RETIREMENT: No person 72 or older will be elected a director, unless such requirement shall have been unanimously waived by the members of the Nominating and Corporate Governance Committee and such Committee's action shall have been ratified and approved by a majority of the disinterested directors on the Board of Directors.

DIRECTOR COMPENSATION: Compensation for directors shall promote ownership of Occidental's stock to align the interests of directors and stockholders.

EXECUTIVE SESSIONS: The Independent Directors will hold an executive session at least once a year at which employee directors are not present.

BOARD ADVISORS: The Committees of the Board shall have standing authorization, on their own decision, to retain legal or other advisors of their choice, which advisors shall report directly to the Committee that retained them.

LEAD INDEPENDENT DIRECTOR: The Board shall designate a Lead Independent Director to coordinate the activities of the Independent Directors and, in addition, to perform the following duties:

o Advise the Chairman as to an appropriate schedule of Board meetings and the receipt of information from management;

o Provide the Chairman with input on agendas for the Board and Committee meetings;

o Recommend to the Chairman the retention of consultants who report directly to the Board;

o Assist in assuring compliance with the corporate policies and recommend revisions to the policies;

o Coordinate, develop the agenda for and moderate executive sessions of the Independent Directors;

o Evaluate, along with the members of the Executive Compensation and Human Resources Committee and the full Board, the Chief Executive Officer's performance; and

o  Recommend to the Chairman the membership of the various Board Committees.

MEMBERSHIP OF COMMITTEES: The Nominating and Corporate Governance Committee, the Executive Compensation and Human Resources Committee and the Audit Committee will be composed entirely of Independent Directors.

BOARD DIVERSITY: The Board is committed to achieving a diverse and broadly inclusive membership by creating equal opportunity for men and women of every race, color, religion, ethnicity, national origin and cultural background.

MEETINGS: The Board will hold at least six regularly scheduled meetings each year.

PERFORMANCE CRITERIA: The Board will establish performance criteria for itself and, on a regular basis, will evaluate each director and the overall Board. Board evaluation will include an assessment of, among other things, whether the Board has the necessary diversity of skills, backgrounds and experiences to meet Occidental's needs. Individual director evaluations will include high standards for in-person attendance at Board and Committee meetings and consideration of absences.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE: The following guidelines govern the conduct of the Nominating and Corporate Governance Committee:

o In consultation with the Chairman of the Board and Chief Executive Officer, the Committee will make recommendations to the Board concerning the size and needs of the Board.

o In consultation with the Chairman of the Board and Chief Executive Officer, the Committee will consider candidates to fill vacant Board positions. Candidates will be selected for their character, judgment, business experience, time commitment and acumen.

o The Committee will meet with each prospective new Board nominee and then will decide whether or not such individual shall be nominated for membership to the Board. Final approval of nominees shall be determined by the full Board.

o In consultation with the Chairman of the Board and Chief Executive Officer, the Committee will be responsible for the periodic review and interpretation of the corporate governance policies and these guidelines, as well as consideration of other corporate governance issues that, from time to time, merit consideration by the entire Board.

o The Committee will consider policies relating to the Board and directors, including committee structure and size, share ownership and retirement and resignation.

COMPENSATION PRINCIPLES: The following principles govern all compensation paid by Occidental to directors, officers and employees:

o Compensation arrangements shall emphasize pay for performance and encourage retention of those employees who enhance Occidental's performance;

o Compensation arrangements shall promote ownership of Occidental's stock to align the interests of management and stockholders;

o Compensation arrangements shall maintain an appropriate balance between base salary and long-term and annual incentive compensation;

o In approving compensation, the recent compensation history of the executive, including special or unusual compensation payments, shall be taken into consideration;

o Cash incentive compensation plans for senior executives shall link pay to achievement of financial goals set in advance by the Compensation Committee;

o The Executive Compensation and Human Resources Committee shall set annual and long-term performance goals for the Chairman of the Board and Chief Executive Officer and evaluate his performance against such goals and the performance of the Company's peer companies; and

o The Executive Compensation and Human Resources Committee shall meet at least once a year in executive session, without the Chief Executive Officer.

OTHER GOVERNANCE MEASURES

ANTI-TAKEOVER MEASURES: Occidental does not have a poison pill, classified board or similar anti-takeover devices.

CONFIDENTIAL VOTING: All proxies, ballots and other voting material that identify how a stockholder voted are kept confidential except to permit tabulation by an independent tabulator, to comply with law, to satisfy a stockholder's request for disclosure, in connection with a contested proxy solicitation or if a stockholder writes a comment on a proxy card or ballot.

CODE OF BUSINESS CONDUCT: On February 13, 1997, the Board of Directors adopted a comprehensive Code of Business Conduct applicable to all directors, officers and employees that reaffirms Occidental's commitment to high standards of ethical conduct and reinforces Occidental's business ethics, policies and procedures, including conflicts of interest. The Code contains procedures for confidential reporting of problems or asking questions, including a toll-free compliance line. If an employee feels appropriate action has not been taken, the employee can report the matter to the Audit Committee which is responsible for monitoring compliance with the Code of Business Conduct.


PROPOSAL 1:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     Directors are elected by a plurality of votes. Your broker has discretionary authority to vote for this proposal if you do not give instruction.

     Unless you specify differently on the proxy card, proxies received will be voted FOR Ronald W. Burkle, John S. Chalsty, Edward P. Djerejian, R. Chad Dreier, John E. Feick, Dr. Ray R. Irani, Dr. Dale R. Laurance, Irvin W. Maloney, Rodolfo Segovia, Aziz D. Syriani, Rosemary Tomich, and Walter L. Weisman to serve for a one-year term ending at the 2004 annual meeting, but in any event, until his or her successor is elected and qualified, unless ended earlier due to his or her death, resignation, disqualification or removal from office. In the event any nominee should be unavailable at the time of the meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

     The following biographical information is furnished with respect to each of the nominees for election at the 2003 annual meeting. Pursuant to the Corporation's By-Laws, the Board of Directors has waived for this election, as it applies to Mr. Maloney, the age limitation contained in the By-Laws that prohibits a person who has reached the age of 72 from standing for election.

     The Board of Directors recommends a vote FOR all of the nominees.

--------------------------------------------------------------------------------

[PHOTO]                       RONALD W. BURKLE, 50

                              Mr. Burkle is the managing partner and majority owner of The Yucaipa Companies, a private investment firm that invests primarily its own capital. He is the controlling shareholder of Golden State Foods, the largest supplier of food products to McDonald's and is a trustee of The John F. Kennedy Center for the Performing Arts, a trustee of The J. Paul Getty Trust and a member of the Board of The Carter Center. Mr. Burkle is also a director of KB Home and Yahoo!.

                              Director since 1999

--------------------------------------------------------------------------------

[PHOTO]                       JOHN S. CHALSTY, 69

                              Mr. Chalsty has served as Chairman of Muirfield Capital Management LLC since 2003. He was Chairman of Donaldson, Lufkin & Jenrette, Inc., an investment banking firm, from 1996 through 2000 and served as President and Chief Executive Officer from 1986 to 1996. He is also a director of AXA Financial, Inc., Sappi, Ltd., Metromedia Companies and Creditex.

                              Director since 1996

--------------------------------------------------------------------------------

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[PHOTO]                       EDWARD P. DJEREJIAN, 64

                              Ambassador Djerejian has been founding Director of the James A. Baker III Institute for Public Policy at Rice University since 1994. Before that, he had a career in foreign service that included serving as United States Ambassador to Israel from 1993 to 1994, as Assistant Secretary of State for Near Eastern Affairs from 1991 to 1993 and as U.S. Ambassador to the Syrian Arab Republic from 1988 to 1991. Ambassador Djerejian is also a director of Baker Hughes, Inc. and Global Industries, Ltd.

                              Director since 1996

--------------------------------------------------------------------------------

[PHOTO]                       R. CHAD DREIER, 55

                              Since 1994, Mr. Dreier has been Chairman,
                              President and Chief Executive Officer of The
                              Ryland Group, Inc., one of the nation's largest home builders and a leading mortgage finance company. Mr. Dreier is chairman of the board of trustees of Loyola Marymount University, a director of Harvard University's Joint Center for Housing Studies and a member of the California Business Roundtable.

                              Director since 2002

--------------------------------------------------------------------------------

[PHOTO]                       JOHN E. FEICK, 59

                              Since 1995, Mr. Feick has been President, Chief Executive Officer and a major stockholder of Matrix Solutions Inc., a provider of environmental remediation and reclamation services. He is also chairman and a partner in Kemex Engineering Services, Ltd., which offers engineering and design services to the petrochemical, refining and gas processing industries. He was president and chief operating officer of Novacor Chemicals, a subsidiary of Nova Corporation, from 1984 to 1994. Mr. Feick is also a director of Fort Chicago Energy Partners LP.

                              Director since 1998

--------------------------------------------------------------------------------

[PHOTO]                       DR. RAY R. IRANI, 68

                              Dr. Irani has been Chairman and Chief Executive Officer of Occidental since 1990 and a director since 1984. He served as President from 1984 until July 1996. He was Chief Operating Officer from 1984 to 1990. He was Chairman of the Board of Directors of Canadian Occidental Petroleum Ltd. (now Nexen Inc.) from 1987 to 1999, and was Honorary Chairman of the Board from 1999 to 2000. Dr. Irani is also a director of Cedars Bank, KB Home and Lyondell Chemical Company.

                              Director since 1984

--------------------------------------------------------------------------------

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[PHOTO]                       DR. DALE R. LAURANCE, 57

                              Dr. Laurance has been President of Occidental since 1996 and a director of Occidental since 1990. Since 1999, he has been Chairman of the Board, President and Chief Executive Officer of Occidental Oil and Gas Corporation. He is also a director of Jacobs Engineering Group Inc. and Ingram Micro, Inc.

                              Director since 1990

--------------------------------------------------------------------------------

[PHOTO]                       IRVIN W. MALONEY, 72

                              From 1992 until his retirement in 1998, Mr.
                              Maloney was President and Chief Executive Officer of Dataproducts Corporation, which designs, manufactures and markets printers and supplies for computers.

                              Director since 1994

--------------------------------------------------------------------------------

[PHOTO]                       RODOLFO SEGOVIA, 66

                              Mr. Segovia is on the Executive Committee of Inversiones Sanford, a diversified investment group with emphasis in petrochemicals, specialty chemicals and plastics. A former president of the Colombian national oil company (Ecopetrol) as well as Minister and Senator of the Republic of Colombia, he has been president and CEO of Sanford's PVC company and, from 1996 to 1998, of its polypropylene venture. In 1999, he was visiting Professor of Management at Lehigh University.

                              Director since 1994

--------------------------------------------------------------------------------

[PHOTO]                       AZIZ D. SYRIANI, 60

                              Mr. Syriani has served since 2002 as the President and Chief Executive Officer of The Olayan Group, a diversified trading, services and investment organization with activities and interests in the Middle East and elsewhere. From 1978 until 2002, he served as the President and Chief Operating Officer of The Olayan Group. Mr. Syriani is also a director of The Credit Suisse Group.

                              Director since 1983
                              Lead Independent Director since 1999

--------------------------------------------------------------------------------

[PHOTO]                       ROSEMARY TOMICH, 65

                              Miss Tomich has been owner of the Hope Cattle Company since 1958 and the A. S. Tomich Construction Company since 1970. She is also Chairman of the Board of Directors and Chief Executive Officer, Livestock Clearing, Inc. and was a Founding Director of the Palm Springs Savings Bank. Miss Tomich is also on the Advisory Board of the University of Southern California School of Business Administration, the Board of Councillors for the School of Letters and Sciences at the University of Southern California and the UCLA Foundation Board of Councillors.

                              Director since 1980

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[PHOTO]                       WALTER L. WEISMAN, 67

                              Mr. Weisman is a private investor and past
                              Chairman and Chief Executive Officer of American Medical International, a multinational hospital firm now part of the Tenet Healthcare Corporation. Mr. Weisman is a director of Fresnius Medical Care AG, Community Care Health Network and Maguire Properties, Inc. He is also a trustee of the Los Angeles County Museum of Art, California Institute of Technology, Sundance Institute, Public Broadcasting Service and Samuel H. Kress Foundation.

                              Director since 2002

--------------------------------------------------------------------------------


INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

INDEPENDENCE: Each of Occidental's outside directors meets the independence standard set forth in the Company's Corporate Governance Policies (see page 2). Except for the Executive Committee, all committees of the Board are composed of independent directors.

MEETINGS: The Board of Directors held 6 regular meetings during 2002. Each director attended at least 75 percent of the meetings of the Board of Directors and the committees of which he or she was a member.

LEAD INDEPENDENT DIRECTOR AND COMMITTEES: The Board of Directors has a Lead Independent Director and five standing committees: Executive; Audit; Executive Compensation and Human Resources; Nominating and Corporate Governance; and Environmental, Health and Safety. The Audit Committee Charter and the enabling resolutions for each of the other committees are available at www.oxy.com. The general duties of the Lead Independent Director and the committees are described below. From time to time, the Board of Directors delegates additional duties to the standing committees.

------------------------------     ----------------------------------------------------------------------     -------------------
                                                                                                              MEETINGS OR WRITTEN
       NAME AND MEMBERS                                       RESPONSIBILITIES                                  ACTIONS IN 2002
------------------------------     ----------------------------------------------------------------------     -------------------
LEAD INDEPENDENT DIRECTOR          o  coordinates the activities of the independent directors                    Not applicable
                                   o  advises the Chairman on the schedule and agenda for Board
Aziz D. Syriani                       meetings
                                   o  assists in assuring compliance with Occidental's corporate governance policies
                                   o  assists the Executive Compensation and Human Resources
                                      Committee in evaluating the Chairman's performance
                                   o  recommends to the Chairman membership of the various Board committees


EXECUTIVE COMMITTEE                o  exercises the powers of the Board of Directors with respect to                  None
                                      the management of the business and affairs of Occidental
Dr. Ray R. Irani (chair)              between meetings of the Board of Directors
Dr. Dale R. Laurance
Irvin W. Maloney
Aziz D. Syriani
Rosemary Tomich

------------------------------     ----------------------------------------------------------------------     -------------------
                                                                                                              MEETINGS OR WRITTEN
       NAME AND MEMBERS                                       RESPONSIBILITIES                                  ACTIONS IN 2002
------------------------------     ----------------------------------------------------------------------     -------------------
AUDIT COMMITTEE                    All of the members of the Audit Committee meet the independence                12 meetings
R. Chad Dreier                     standards of the Sarbanes-Oxley Act of 2002 and the New York
John E. Feick                      Stock Exchange's listing standards. All of the members of the Audit
Irvin W. Maloney                   Committee are financially literate and Mr. Dreier meets the Securities
Aziz D. Syriani                    and Exchange Commission's definition of "audit committee financial
Rosemary Tomich (chair)            expert". The Audit Committee Report with respect to Occidental's financial statements is on page 21.

                                   The primary duties of the Audit Committee are as follows:

                                   o  hires the independent auditors to audit the consolidated financial statements, books, records and accounts of Occidental and its subsidiaries
                                   o  discusses the scope and results of the audit with the
                                      independent auditors
                                   o  discusses Occidental's financial accounting and reporting principles and the adequacy of Occidental's internal accounting, financial and operating controls with the auditors and with management
                                   o  reviews all reports of internal audits submitted to the Audit
                                      Committee and management's actions with respect thereto
                                   o  reviews the appointment of the senior internal auditing executive
                                   o  oversees all matters relating to Occidental's Code of Business
                                      Conduct compliance program


EXECUTIVE COMPENSATION AND         o  administers Occidental's stock-based incentive compensation                  5 meetings
HUMAN RESOURCES COMMITTEE             plans, including selecting participants, making grants and setting performance targets
Ronald W. Burkle                   o  periodically reviews the performance of the plans and their rules
John S. Chalsty                    o  reviews and approves the annual salaries, bonuses and other
Irvin W. Maloney (chair)              benefits of all executive officers
Rosemary Tomich                    o  reviews new executive compensation programs; and
                                   o  periodically reviews the operation of existing executive compensation programs as well as policies for the
                                      administration of executive compensation

                                   The Executive Compensation and Human Resources Committee's
                                   report on executive compensation begins on page 16.


NOMINATING AND CORPORATE           o  recommends candidates for election to the Board                              6 meetings
GOVERNANCE COMMITTEE               o  is responsible for the periodic review and interpretation of
                                      Occidental's Governance Policies and consideration of other
Edward P. Djerejian                   governance issues
Aziz D. Syriani (chair)
Rosemary Tomich                    See page 29 for instructions on how to recommend nominees for the
Walter L. Weisman                  Board.


ENVIRONMENTAL, HEALTH AND          o  reviews and discusses with management the status of health,                  5 meetings
SAFETY COMMITTEE                      environment and safety issues, including compliance with
                                      applicable laws and regulations
Edward P. Djerejian                o  reviews the results of internal compliance reviews and
John E. Feick                         remediation projects
Rodolfo Segovia (chair)            o  reports periodically to the Board on environmental, health and
Rosemary Tomich                       safety matters affecting Occidental and its subsidiaries

COMPENSATION OF DIRECTORS: For the term expiring at the 2003 Annual Meeting, nonemployee directors were paid a retainer of $35,000 per year, plus $1,250 for each meeting of the Board of Directors or of its committees they attended and, pursuant to the 1996 Restricted Stock Plan for Non Employee Directors, received an annual grant of 2,500 shares of Common Stock, plus an additional 200 shares of Common Stock for each committee he or she chaired or for serving as lead independent director. Directors are eligible to participate in the Occidental Petroleum Foundation Matching Gift Program, which provides matching contributions of up to an aggregate of $25,000 per year to institutions of higher learning and arts and cultural organizations. In addition, Occidental reimburses nonemployee directors for expenses related to service on the Board, including hotel, airfare and meals; permits, subject to availability, nonemployee directors to make use of company aircraft and office space; and until September 2002, paid the premiums for one nonemployee director who participated in the Occidental Petroleum Corporation Insured Medical Plan. One nonemployee director also serves as a director of the Occidental Petroleum Corporation Foundation. The director did not attend the single Foundation meeting in 2002 and so did not receive any fees with respect to the Foundation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE: Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, Occidental's executive officers, directors and any beneficial owner of more than 10 percent of any class of Occidental's equity securities are required to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of common stock. Copies of such reports are required to be furnished to Occidental. Based solely on its review of the copies of the reports furnished to Occidental, or written representations that no reports were required, Occidental believes that, during 2002, all persons required to report complied with the Section 16(a) requirements.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

     At the close of business on March 3, 2003, the beneficial owners of common stock shown below were the only persons known to Occidental to be the beneficial owners of five percent or more of the outstanding voting securities of Occidental.

----------------------------------   -------------   -----------   -------------   -------------   -------------   -------------
                                                      PERCENT OF
                                       NUMBER OF     OUTSTANDING       SOLE           SHARED           SOLE           SHARED
                                        SHARES          COMMON        VOTING          VOTING        INVESTMENT      INVESTMENT
NAME AND ADDRESS                         OWNED          STOCK         SHARES          SHARES          SHARES          SHARES
----------------------------------   -------------   -----------   -------------   -------------   -------------   -------------
AXA Financial Inc.                   34,099,296(1)     9.1% (1)    15,554,085(1)    5,816,001(1)   34,178,060(1)       51,900(1)
1290 Avenue of the Americas
New York, New York 10104

Barclays Global Investors, N.A.      28,918,599(2)     7.67%(2)    28,897,499(2)            0(2)   28,897,499(2)            0(2)
45 Fremont Street
San Francisco, California 94105

Barrow, Hanley, Mewhinney            24,700,070(3)     6.55%(3)     6,566,656(3)   18,133,414(3)   24,700,070(3)            0(3)
& Strauss, Inc.
One McKinney Plaza
3232 McKinney Avenue, 15th Floor
Dallas, Texas 75024-2429

Dodge & Cox                          22,871,051(4)     6.1% (4)    21,155,651(4)      434,300(4)   22,871,051(4)            0(4)
One Sansome Street, 35th Floor
San Francisco, California 94104
----------------------------------   -------------   -----------   -------------   -------------   -------------   -------------

     (1) Pursuant to Amendment No. 3 to Schedule 13G, filed as of February 12, 2003 with the Securities and Exchange Commission.

     (2) Pursuant to Schedule 13G, filed as of February 12, 2003 with the Securities and Exchange Commission.

     (3) Pursuant to Schedule 13G, filed as of February 8, 2003 with the Securities and Exchange Commission. Occidental has been advised that 15,834,800 of the shares (4.20%) of the class are held by Barrow, Hanley as manager of Vanguard Windsor Funds - Vanguard Windsor II Fund.

     (4) Pursuant to Amendment No. 2 to Schedule 13G, filed as of February 13, 2003 with the Securities and Exchange Commission.

     The following table sets forth certain information regarding the beneficial ownership of common stock as of February 28, 2003, by each of the named executive officers, the directors of Occidental and all executive officers and directors as a group.

----------------------    -----------    ----------    -----------    ------------    -----------    -----------    ---------
                          SOLE VOTING                                                  PERCENT OF    RESTRICTED/
                              AND                                     TOTAL SHARES    OUTSTANDING    PERFORMANCE     DEFERRED
                          INVESTMENT     RESTRICTED    EXERCISABLE    BENEFICIALLY       COMMON         STOCK         STOCK
NAME                      SHARES (1)     SHARES (2)    OPTIONS (3)      OWNED (4)       STOCK (5)      UNITS (6)    UNITS (7)
----------------------    -----------    ----------    -----------    ------------    -----------    -----------    ---------
Ronald W. Burkle             13,631           9,500            N/A          23,131                           N/A          N/A
John S. Chalsty               5,000           6,585            N/A          11,585                           N/A          N/A
Stephen I. Chazen            27,486         107,023      1,196,668       1,331,177                       190,060       83,185
Donald P. de Brier           23,013          69,909        873,334         966,256                       120,473       64,461
Edward P. Djerejian             675          10,106            N/A          10,781                           N/A          N/A
R. Chad Dreier                    0             833            N/A             833                           N/A          N/A
John E. Feick                 1,000           9,500            N/A          10,500                           N/A          N/A
J. Roger Hirl                85,183          12,025        663,334         760,512                        76,841       53,227
Ray R. Irani                602,763         215,085      3,451,614       4,269,462          1.13%        689,839      262,975
Dale R. Laurance             35,160         109,244      1,730,123       1,874,527                       314,765      176,805
Irvin W. Maloney              3,926          11,050            N/A          14,976                           N/A          N/A
Rodolfo Segovia (8)           6,911          10,894            N/A          17,805                           N/A          N/A
Aziz D. Syriani               1,000          12,450            N/A          13,450                           N/A          N/A
Rosemary Tomich               4,500          11,650            N/A          16,150                           N/A          N/A
Walter L. Weisman             2,000           1,677            N/A           3,677                           N/A          N/A
----------------------    -----------    ----------    -----------    ------------    -----------    -----------    ---------
All executive officers    1,067,015(8)      627,315     10,887,022      12,581,352          3.32%      1,820,465      875,953
and directors as a
group (27 persons)
----------------------    -----------    ----------    -----------    ------------    -----------    -----------    ---------

     (1) Includes shares held through the Occidental Petroleum Corporation Savings Plan. Does not include shares acquired after December 31, 2002 pursuant to the Occidental Petroleum Corporation Dividend Reinvestment Plan.

     (2) For nonemployee directors, includes shares for which investment authority has not vested under the 1996 Restricted Stock Plan. For executive officers, includes shares for which investment authority has not vested pursuant to either the 1995 Incentive Stock Plan or the 2001 Incentive Compensation Plan.

     (3) Includes options which will be exercisable within 60 days.

     (4) Total is the sum of the first three columns.

     (5) Unless otherwise indicated, less than one percent.

     (6) Includes the restricted stock unit awards, made pursuant to the 2001 Incentive Compensation Plan and target award under performance stock grants made pursuant to the 1995 Incentive Stock Plan and 2001 Incentive Compensation Plan. Until the restricted or performance period ends, as applicable, and, in the case of performance awards, the awards are certified, no shares of common stock are issued. However, grant recipients receive dividend equivalents on the restricted stock units during the restricted period and on the target share amount during the performance period.

     (7) Includes shares earned under restricted stock and performance stock awards that were deferred at the end of the restricted or performance period, as applicable. During the deferral period, dividend equivalents are paid in cash or accrued as additional stock units depending on the participant's deferral election.

     (8) Holdings include 5,079 shares held by Mr. Segovia as trustee for the benefit of his children.

EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

COMPENSATION TABLES

     Set forth below are tables showing: (1) in summary form, the compensation paid, for the years shown in the table, to Dr. Irani and the four other highest-paid executive officers of Occidental serving as executive officers on December 31, 2002; (2) the options and stock appreciation rights granted to such executives in 2002; (3) exercise and year-end value information pertaining to stock options and stock appreciation rights granted to such executives; and (4) long-term incentive plan awards granted and paid to such executives with respect to their performance through 2002.

                                                   SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------------
                                        Annual Compensation                      Long-Term Compensation
                               --------------------------------------     -------------------------------------
                                                                                   Awards               Payouts
                                                                          ------------------------     --------
                                                             Other        Restricted    Securities
                                                            Annual          Stock       Underlying      LTIP         All Other
Name and                        Salary       Bonus       Compensation    Award(s)(1)   Options/SARs   Payouts(2)    Compensation
Principal Position     Year      ($)          ($)             ($)            ($)           (#)           ($)            ($)
--------------------   ----   ----------   ----------   --------------   -----------   ------------   ----------   --------------
Ray R. Irani,          2002   $1,300,000   $2,990,000   $1,098,904(3)    $10,386,705        600,000   $5,734,426   $1,038,646(4)
Chairman and Chief     2001   $1,300,000   $2,600,000   $  772,696(3)    $ 2,225,700      1,300,000   $1,259,857   $  886,374(4)
Executive Officer      2000   $1,250,000   $2,125,000   $  695,387(3)    $   596,000        750,000   $        0   $  707,573(4)

Dale R. Laurance,      2002   $1,030,000   $1,700,000   $  455,100(5)    $ 4,015,626        300,000   $3,242,650   $  603,700(6)
President              2001   $1,030,000   $1,640,000   $  356,798(5)    $ 1,236,500        450,000   $  748,066   $  514,530(6)
                       2000   $  990,000   $1,386,000   $  308,122(5)    $   199,660        375,000   $  451,268   $  394,227(6)

Stephen I. Chazen,     2002   $  600,000   $  800,000   $  225,324(7)    $ 3,323,314        250,000   $1,242,432   $  382,185(8)
EVP and Chief          2001   $  600,000   $  720,000   $  145,176(7)    $   989,200        325,000   $  233,093   $  299,928(8)
Financial Officer      2000   $  572,000   $  687,000   $  122,837(7)    $   939,535        500,000   $  145,864   $  218,728(8)

Donald P. de Brier     2002   $  551,000   $  600,000   $  159,430(9)    $ 1,592,469        125,000   $1,194,682   $  214,871(10)
EVP, General Counsel   2001   $  551,000   $  550,000   $  110,377(9)    $   445,140        200,000   $  233,093   $  161,778(10)
and Secretary          2000   $  530,000   $  530,000   $  108,986(9)    $    78,124        175,000   $  176,564   $  144,435(10)

J. Roger Hirl,         2002   $  660,000   $  450,000   $  153,461(11)   $   519,535         62,500   $  734,717   $  276,142(12)
Executive Vice         2001   $  660,000   $  400,000   $  133,506(11)   $   197,840        250,000   $  286,497   $  249,311(12)
President              2000   $  640,000   $  250,000   $  164,254(11)   $    95,956        200,000   $  216,868   $  225,164(12)
--------------------   ----   ----------   ----------   --------------   -----------   ------------   ----------   --------------

     (1) Includes restricted stock unit awards made in July and December 2002 to the executive officers listed pursuant to the Occidental Petroleum Corporation 2001 Incentive Compensation Plan, subject to a three year vesting period in the case of the July award and a five year vesting period in the case of the December award. During the vesting period, dividend equivalents are credited on the restricted stock units in an amount equal to the per share dividend declared per share of common stock and cash equal to the dividend equivalent is paid to the grantee. As of December 31, 2002, Dr. Irani held an aggregate of 603,148 restricted shares and units, having a value of $17,159,561; Dr. Laurance 258,598 shares and units, having a value of $7,357,113; Mr. Chazen 230,652 shares and units, having a value of $6,562,049; Mr. de Brier 129,223 shares and units, having a value of $3,676,394; and Mr. Hirl 31,682 shares and units, having a value of $901,353.

     (2) The payout was determined based on a peer company comparison of total stockholder return. See "Report of the Executive Compensation and Human Resources Committee" on page 16 for information concerning the modification of the awards to adjust for peer group companies that have merged or ceased to exist during the Performance Period. "0" indicates that the executive officer listed did not receive an award and therefore was not eligible for a payout.

     (3) Includes for 2002, 2001, and 2000, respectively, unless otherwise noted: $130,491, $32,885 and $25,000 for club dues; $330,469, $313,750 and
$177,575 for tax preparation and financial planning services; and $637,944, $426,061 and $492,812 in dividends and dividend equivalents paid on restricted and performance stock awards. Dividends and dividend equivalents were paid at the same rate as dividends on the common stock.

     (4) Includes for 2002, 2001 and 2000, respectively, unless otherwise noted:
$24,958, $13,144 and $122,472 of director's fees paid by equity investees of Occidental (for 2002 only, includes the value, as of the date of award, of deferred stock units received from Lyondell Chemical Company, in addition to cash retainer); $11,000, $10,200 and $8,925 credited pursuant to the Occidental Petroleum Corporation Savings Plan (the "Savings Plan"); $17,800, $14,600 and $10,875 credited pursuant to the Occidental Petroleum Corporation Retirement Plan (the "Retirement Plan"), a tax-qualified, defined contribution plan that provides retirement benefits for salaried employees of Occidental and certain of its subsidiaries; $498,245, $463,570 and $337,570 credited pursuant to the Occidental

Petroleum Corporation Supplemental Retirement Plan (the "Supplemental Retirement Plan"), a nonqualified plan that was established to provide designated senior executives of Occidental and its subsidiaries with benefits that will compensate them for certain limitations imposed by federal law on contributions that may be made pursuant to the Retirement Plan and Savings Plan; $454,143, $352,360 and $195,231 of accrued interest on deferred compensation; and $32,500, $32,500 and $32,500 for term life insurance premiums.

     (5) Includes for 2002, 2001 and 2000, respectively, unless otherwise noted, $51,945, $45,538 and $31,388 for club membership and dues; $43,432 and $43,162 for personal use of company aircraft (2001 and 2000 only); $45,000, $40,000 and $20,294 for tax preparation and financial planning services; and $358,155, $227,828 and $213,278 in dividends and dividend equivalents paid on restricted and performance stock awards.

     (6) Includes for 2002, 2001 and 2000, respectively, unless otherwise noted:
$17,288 (2000 only) of director's fees paid by an equity investee of Occidental; $11,100, $10,200 and 8,925 credited pursuant to the Savings Plan; $17,800, $14,600 and $10,875 credited pursuant to the Retirement Plan; $348,845, $325,480 and $272,437 credited pursuant to the Supplemental Retirement Plan; $221,905, $160,200 and $80,652 of accrued interest on deferred compensation; and $4,050, $4,050 and $4,050 for term life insurance premiums.

     (7) Includes for 2002, 2001 and 2000, respectively, $225,324, $145,176 and
$122,837 in dividends and dividend equivalents on restricted and performance stock awards. Mr. Chazen did not receive perquisites or other personal benefits, securities or property exceeding $50,000, in any of the years.

     (8) Includes for 2002, 2001 and 2000, respectively, unless otherwise noted:
$62,958 of directors fees paid by equity investees of Occidental (2002 only, includes the value as of the date of award of deferred stock units received from Lyondell Chemical Company, in addition to cash retainer); $11,000, $10,200 and $8,925 credited pursuant to the Savings Plan; $17,800, $14,600 and $10,875 credited pursuant to the Retirement Plan; $161,555, $162,910 and $132,275 credited pursuant to the Supplemental Retirement Plan; and $128,872, $112,218 and $66,653 of accrued interest on deferred compensation.

     (9) Includes for 2002, 2001 and 2000, respectively, $159,430, $110,377 and
$108,986 in dividends and dividend equivalents on restricted and performance stock awards. Mr. de Brier did not receive perquisites or other personal benefits, securities or property exceeding $50,000, in any of the years.

     (10) Includes for 2002, 2001 and 2000, respectively, unless otherwise noted: $11,100, $10,200 and $8,925 credited pursuant to the Savings Plan; $17,800, $14,600 and $10,875 credited pursuant to the Retirement Plan; $132,188, $135,103 and $122,760 credited pursuant to the Supplemental Retirement Plan; and $34,005, $1,875 and $1,875 for term life insurance premiums, and $19,778 of accrued interest on deferred compensation (2002 only).

     (11) Includes for 2002, 2001 and 2000, respectively, unless otherwise noted: $26,219 and $56,479 for personal use of company aircraft (2001 and 2000 only); $3,300 and $3,300 for tax and financial planning services (2001 and 2000 only); $30,701, $21,436 and $27,975 for club dues; $2,602, $4,066 and $2,444 for automobile maintenance; and $120,158, $78,485 and $74,056 in dividends and dividend equivalents on restricted and performance stock awards.

     (12) Includes for 2002, 2001 and 2000, respectively, unless otherwise noted: $11,800, $10,200 and $8,925 credited pursuant to the Savings Plan; $15,950, $12,900 and $10,875 credited pursuant to the Retirement Plan; $135,985, $123,150 and $125,944 credited pursuant to the Supplemental Retirement Plan; $92,671, $86,229 and $65,132 of accrued interest on deferred compensation; and $19,736, $16,832 and $14,288 for term life insurance premiums.

                                                   OPTION/SAR GRANTS IN 2002
-------------------------------------------------------------------------------------------------------------------------------
                             Number                                                                 Potential Realizable Value
                         of Securities     Percent of Total                                          at Assumed Annual Rates
                           Underlying        Options/SARs                                          of Stock Price Appreciation
                          Options/SARs        Granted to          Exercise or                          for Option Term (4)
                          Granted (1)        Employees in       Base Price (2)     Expiration     -----------------------------
Name                          (#)                2002              ($/Share)        Date (3)           5%               10%
--------------------     -------------     ----------------     --------------     ----------     ------------     ------------
Ray R. Irani                  7,565              0.15%              $ 26.43          7/17/12      $    125,743     $    318,658
                            592,435             12.08%              $ 26.43          7/17/12      $  9,847,268     $ 24,954,910

Dale R. Laurance              7,565              0.15%              $ 26.43          7/17/12      $    125,743     $    318,658
                            292,435              5.96%              $ 26.43          7/17/12      $  4,860,762     $ 12,318,126

Stephen I. Chazen             7,565              0.15%              $ 26.43          7/17/12      $    125,743     $    318,658
                            242,435              4.94%              $ 26.43          7/17/12      $  4,029,678     $ 10,211,996

Donald P. de Brier            7,565              0.15%              $ 26.43          7/17/12      $    125,743     $    318,658
                            117,435              2.39%              $ 26.43          7/17/12      $  1,951,968     $  4,946,669

J. Roger Hirl                 7,565              0.15%              $ 26.43          7/17/12      $    125,743     $    318,658
                             54,935              1.12%              $ 26.43          7/17/12      $    913,112     $  2,314,000
--------------------     -------------     ----------------     --------------     ----------     ------------     ------------

     (1) In July 2002, each of the named executive officers received a simultaneous grant of Incentive Stock Options ("ISOs") and Non-qualified Stock Options ("NQSOs"). The ISOs are listed first in the foregoing table and the NQSOs are listed second. The ISOs and NQSOs were granted subject to a three-year vesting period, with approximately one-third of the options granted becoming exercisable each year commencing on the first anniversary of the grant date and ending on the third anniversary. The vesting and exercisability of the options will be accelerated in the event of a Change of Control (as defined in the 2001 Incentive Compensation Plan). No stock appreciation rights were granted in 2002.

     (2) Options are granted at market price on the day of the grant. The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.

     (3) The options were granted for terms of 10 years. Upon the termination of an optionee's employment, the options continue to vest and remain exercisable (depending on the cause of termination) for a period of up to the remaining term of each option. However, under the provisions of his employment agreement, the options granted to Dr. Irani become fully vested immediately in the event of termination by Occidental or his retirement and are then exercisable for the remaining term of the option. Under the terms of his employment agreement, the options granted to Dr. Laurance become fully vested immediately in the event of termination by Occidental and are exercisable for the remaining term of the option. Under the terms of their respective employment agreements, the options granted to Messrs. Chazen, de Brier and Hirl continue to vest in the event of termination by Occidental and are exercisable for the remaining term of the agreement. See "Employment Agreements" below.

     (4) The dollar amounts in these columns are the result of calculations at the 5% and 10% annual appreciation rates for the term of the options (10 years) as required by the Securities and Exchange Commission, and therefore are not intended to predict future appreciation, if any, in the price of Occidental common stock.

                                           AGGREGATED OPTIONS/SAR EXERCISES IN 2002
                                           AND DECEMBER 31, 2002 OPTION/SAR VALUES
-----------------------------------------------------------------------------------------------------------------------------
                                                                Number of Securities                Value of Unexercised
                                                               Underlying Unexercised            In-the-Money Options/SARs
                            Shares                            Options/SARs at 12/31/02                at 12/31/02 (2)
                           Acquired          Value        -------------------------------     -------------------------------
                         on Exercise     Realized (1)      Exercisable      Unexercisable      Exercisable      Unexercisable
Name                         (#)             ($)               (#)               (#)               ($)               ($)
--------------------     -----------     ------------     -------------     -------------     -------------     -------------
Ray R. Irani               302,240       $  1,696,921       3,595,981         1,716,666       $ 20,182,671       $ 4,782,207
Dale R. Laurance            41,775       $    326,547       1,903,225           725,000       $ 10,102,475       $ 2,164,437
Stephen I. Chazen           56,720       $    584,594       1,279,948           633,332       $  7,150,074       $ 2,120,202
Donald P. de Brier          15,455       $    118,849         877,879           316,666       $  4,919,194       $   968,434
J. Roger Hirl              325,000       $  3,130,057         796,668           295,832       $  3,109,757       $   968,743
--------------------     -----------     ------------     -------------     -------------     -------------     -------------

     (1) Represents the difference between the closing price of the common stock on the New York Stock Exchange on the exercise date and the option exercise price.

     (2) The value of unexercised in-the-money options is calculated by multiplying the number of underlying shares by the difference between the closing price of the common stock on the New York Stock Exchange at 12/31/02 and the option exercise price.

                                       LONG-TERM INCENTIVE PLAN -- AWARDS IN 2002 (1)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      Estimated Future Payouts Under
                                                       Performance or                  Non-Stock Price-Based Plans
                              Number of Shares,         Other Period        -------------------------------------------------
                                   Units or         Until Maturation or       Threshold           Target           Maximum
Name                           Other Rights (#)            Payout           (# of shares)     (# of shares)     (# of shares)
-------------------------     -----------------     -------------------     -------------     -------------     -------------
Ray R. Irani                        73,502              4 years (2)               0               73,502            147,004

Dale R. Laurance                    38,824              4 years (3)               0               38,824             77,648

Stephen I. Chazen                   15,832              4 years (4)               0               15,832             31,664

Donald P. de Brier                  14,539              4 years (4)               0               14,539             29,078

J. Roger Hirl                       17,415              4 years (4)               0               17,415             34,830
-------------------------     -----------------     -------------------     -------------     -------------     -------------

     (1) Performance Stock Awards were made in January 2002 pursuant to the 2001 Incentive Compensation Plan. The number of shares received at the end of the performance period will depend on the attainment of performance objectives based on a peer company comparison of total stockholder return. Depending on Occidental's ranking among its peers and subject to the grantee remaining employed throughout the performance period, the grantee receives shares of common stock in an amount ranging from 0% to 200% of the Target Share Award; provided, however, if the grantee dies, becomes disabled, retires or is terminated for the convenience of the company during the performance period, then the grantee will forfeit the right to receive a pro rata portion of the pay out based on the days remaining in the performance period after such event. During the performance period, dividend equivalents are credited on the Target Shares in an amount equal to the per share dividend declared per share of common stock and cash equal to the dividend equivalent is paid to the grantees. In the event of a Change of Control (as defined in the 2001 Incentive Compensation Plan), the grantee's right to receive the number of Target Shares becomes nonforfeitable.

     (2) Under the terms of his employment agreement, any long-term incentive awards granted to Dr. Irani become fully vested immediately in the event of termination by Occidental or his retirement. See "Employment Agreements" below.

     (3) Under the terms of his employment agreement, any long-term incentive awards granted to Dr. Laurance become fully vested immediately in the event of termination by Occidental. See "Employment Agreements" below.

     (4) Under the terms of their respective employment agreements, the performance period for the entire award granted to Messrs. Chazen, de Brier and Hirl continues in the event of termination without cause for the remaining term of the agreement. See "Employment Agreements" below.

EMPLOYMENT AGREEMENTS

     The following are summaries of the employment agreements between Occidental and the executive officers named in the Compensation Tables. Copies of the agreements are available as exhibits to Occidental's periodic reports filed with the Securities and Exchange Commission.

DR. IRANI: On November 17, 2000, Dr. Irani entered into an amended and restated employment agreement with Occidental. The agreement, as amended, is for a term expiring on the earlier of Occidental's 2007 Annual Meeting of Stockholders or May 30, 2007 with an annual salary at a minimum rate of $1,250,000, subject to annual increase (and, as part of across-the-board reductions for other officers, decrease) at the reasonable discretion of the Board of Directors and the Executive Compensation and Human Resources Committee. In addition, Dr. Irani is eligible for a discretionary annual cash bonus and to participate in Occidental's qualified and nonqualified retirement plans, its incentive stock plan, deferred compensation plan and any future performance plans adopted by Occidental as well as any group life insurance, medical care (including coverage for his wife and children), disability and other plans or benefits which Occidental may provide for him. Prior to his retirement, Dr. Irani will receive life insurance at least equal to three times his highest career annual salary, which life insurance shall be assignable at Dr. Irani's option. During the term of his employment, Dr. Irani will receive six weeks paid vacation each calendar year (which will accrue and for which he will be entitled to be paid for any accrued but unused vacation time upon termination of the agreement) and the minimum perquisites to which he was entitled prior to the effective date of his agreement. See also footnote (3) to the Compensation Table on page 11.

     Following his retirement or upon the termination of his employment by Occidental, Dr. Irani will continue to receive life insurance equal to twice his highest career annual salary, medical benefits and the personal tax, accounting and financial planning services currently provided to him. Upon retirement, notwithstanding the provisions of the award agreements, all of Dr. Irani's unvested stock options and restricted stock awards will immediately vest and his performance stock awards will become immediately vested and fully payable. If the agreement is terminated due to Dr. Irani's death, Dr. Irani's estate will be entitled to a pro-rata portion of any bonus he was eligible to receive for the year of his death. If Dr. Irani is married at the time of his death, his wife will be entitled, for the remainder of her life, to continuation of medical benefits throughout her life. If Dr. Irani is terminated by Occidental for any reason, or if Dr. Irani terminates employment because Occidental materially breaches the agreement, Dr. Irani is entitled to receive three times his highest annual salary and bonus for any calendar year commencing with January 1, 2000 (subject to certain offsets of disability benefits in the case of termination due to disability), without obligation to mitigate, payable, at Dr. Irani's option, in equal monthly installments over three years or in an undiscounted lump sum. In such event of termination, Dr. Irani is also entitled to receive his medical, welfare and life insurance benefits; and if such termination is not due to death or disability, his existing perquisites and the full and immediate vesting of his restricted stock, stock options and any other long-term incentive benefits; provided that the options or stock appreciation rights shall be exercisable as if he had retired on such date and that nothing in his employment agreement affects his existing grant agreements. If after termination of his employment Dr. Irani is not eligible to participate in Occidental's benefit plans as contemplated by his employment agreement, then Occidental will provide Dr. Irani with substantially equivalent benefits and will reimburse him for any additional tax liabilities incurred by him as a result of his receipt of such benefits.

     If Occidental materially breaches the agreement and does not cure the breach after notice thereof, Dr. Irani may terminate his employment and treat such occurrence as if it were a termination by Occidental; provided that it shall not be a material breach if, following the merger or sale of Occidental or substantially all of its assets, Dr. Irani continues to have substantially the same executive duties and reports to the acquirer's board of directors. The agreement also holds Dr. Irani harmless from the effects of any excise or other taxes payable under or as a result of Sections 280G and 4999 of the Internal Revenue Code of 1986 or comparable state law by reason of a change of control, including taxes payable on any amounts paid pursuant to this hold harmless provision. During and after the term of the agreement, Dr. Irani is entitled to the payment of all legal fees other than those of a purely personal nature. In addition, the agreement provides for additional indemnification for Dr. Irani to the fullest extent permitted by applicable law and for Occidental to maintain Directors' and Officers' liability insurance with policy limits aggregating not less than $100 million, insuring Dr. Irani against occurrences which occur during the term of the agreement.

DR. LAURANCE: On November 17, 2000, Dr. Laurance entered into an amended and restated employment agreement with Occidental. The agreement, as amended, is for a five-year term with an annual salary at a minimum rate of $990,000, subject to annual increase (and, as part of across-the-board reductions for other officers, decrease) at the reasonable discretion of the Board of Directors and the Executive Compensation and Human Resources Committee. In addition, Dr. Laurance is eligible for a discretionary annual cash bonus and to participate in Occidental's qualified and nonqualified retirement plans, its incentive stock plan, deferred compensation plan and any future performance plans adopted by Occidental as well as any group life insurance, medical care (including coverage for his wife and children), disability and other plans or benefits which Occidental may provide for him. Prior to his retirement, Dr. Laurance will receive life insurance at least equal to three times his highest career annual salary, which insurance shall be assignable at Dr. Laurance's option. During the term of his employment, Dr. Laurance will receive the minimum perquisites to which he was entitled prior to the effective date of his agreement. See also footnote (5) to the Compensation Table on page 12.

     Following his retirement or upon the termination of his employment by Occidental, Dr. Laurance will continue to receive life insurance equal to twice his highest career annual salary, medical benefits no less favorable than those provided to Dr. Laurance prior to such retirement or termination, and the personal tax, accounting and financial planning services he currently receives. If the agreement terminates due to Dr. Laurance's death, Dr. Laurance's estate will be entitled to a pro-rata portion of any bonus he was entitled to have received for the year of his death. If Dr. Laurance is married at the time of his death, his wife will be entitled, for the remainder of her life, to continuation of medical benefits throughout her life. If Dr. Laurance is terminated by Occidental for any reason, or if Dr. Laurance terminates employment because Occidental materially breaches the agreement, Dr. Laurance is entitled to receive three times his highest annual salary and bonus for any calendar year commencing with January 1, 2000 (subject to certain offsets of disability benefits in the case of termination due to disability) without obligation to mitigate, payable, at Dr. Laurance's option, in equal monthly installments over three years or in an undiscounted lump sum. In such event of termination, Dr. Laurance is also entitled to receive his medical, welfare and life insurance benefits; and if such termination is not due to death or disability, the full and immediate vesting of his restricted stock, stock options and any other long-term incentive benefits; provided that the options or stock appreciation rights shall be exercisable as if he had retired on such date and that nothing in his employment agreement affects his existing grant agreements. If after termination of his employment Dr. Laurance is not eligible to participate in Occidental's benefit plans as contemplated by his employment agreement, then Occidental will provide Dr. Laurance with substantially equivalent benefits and will reimburse him for any additional tax liabilities incurred by him as a result of his receipt of such benefits.

     If Occidental materially breaches the agreement and does not cure the breach after notice thereof, Dr. Laurance may terminate his employment and treat such occurrence as if it were a termination by Occidental; provided that it shall not be a material breach if, following the merger or sale of Occidental or substantially all of its assets, Dr. Laurance continues to have substantially the same executive duties and reporting relationships. The agreement also holds Dr. Laurance harmless from the effects of any excise or other taxes payable under or as a result of Sections 280G and 4999 of the Internal Revenue Code of 1986 or comparable state law by reason of a change of control, including taxes payable on any amounts paid pursuant to this hold harmless provision. During and after the term of the agreement, Dr. Laurance is entitled to the payment of all legal fees other than those of a purely personal nature. In addition, the agreement provides for additional indemnification for Dr. Laurance to the fullest extent permitted by applicable law and for Occidental to maintain Directors' and Officers' liability insurance with policy limits aggregating not less than $100 million, insuring Dr. Laurance against occurrences which occur during the term of the agreement.

MR. CHAZEN: Mr. Chazen has an employment agreement with Occidental for a term expiring in October 2005, providing for an annual salary of not less than $572,000. If Mr. Chazen's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under Occidental's Long-Term Disability Plan, Occidental will pay Mr. Chazen the difference between 60 percent of his annual salary and the maximum annual disability benefit, for so long as he remains eligible to receive disability benefits. In the event he is terminated without cause, Mr. Chazen will receive an amount equal to twice the sum of his highest base salary and annual cash bonus target, which amount is payable over a two-year compensation period. During the compensation period, Mr. Chazen will continue to be eligible to participate in all employee benefit plans available to salaried employees and senior executives and to exercise options previously granted him that are or become exercisable. Following the compensation period, Mr. Chazen will continue as a consultant to Occidental until October 2005, at an annual salary of $50,000. During the compensation period and any consultancy period, any stock awards granted prior to Mr. Chazen's termination will continue to vest in the same manner and in the same amounts as if he continued as a full-time employee. Mr. Chazen may terminate the agreement at any time upon 60 days prior written notice.

MR. DE BRIER: Mr. de Brier has an employment agreement with Occidental for a term expiring in May 2003, providing for an annual salary of not less than $530,000. If Mr. de Brier's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under Occidental's Long-Term Disability Plan, Occidental will pay Mr. de Brier the difference between 60 percent of his annual salary and the maximum annual disability benefit, for so long as he remains eligible to receive disability benefits. In the event he is terminated without cause, Mr. de Brier will receive an amount equal to twice the sum of his highest base salary and annual cash bonus target, which amount is payable in equal monthly installments over a two year compensation period. During the compensation period, Mr. de Brier will continue to be eligible to participate in all employee benefit plans available to salaried employees and senior executives and to exercise options previously granted him that are or become exercisable. During the compensation period, any stock awards granted prior to Mr. de Brier's termination will continue to vest in the same manner and in the same amounts as if he continued as a full-time employee.

MR. HIRL: On December 13, 2001, Mr. Hirl entered into a new employment agreement with Occidental to reflect Mr. Hirl's desire to begin phased retirement. Under his agreement, Mr. Hirl continued to serve as the President and Chief Executive Officer of Occidental Chemical Corporation through December 31, 2001. From January 1, 2002 until his retirement on June 30, 2003, he will continue to serve as an Executive Vice President of Occidental. During the term of the agreement, Mr. Hirl will receive an annual salary of not less than $660,000. If Mr. Hirl's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under Occidental's Long-Term Disability Plan, Occidental will pay Mr. Hirl the difference between 60 percent of his annual salary and the maximum annual disability benefit, for so long as he remains eligible to receive disability benefits. In the event he is terminated without cause, Mr. Hirl will receive his then current base salary rate for the remaining term of his agreement and will continue to be eligible to participate in all employee benefit plans available to salaried employees and senior executives and to exercise options previously granted him that are or become exercisable. Following his retirement and if he executes the consulting agreement annexed to his agreement, Mr. Hirl will continue as a consultant to Occidental until June 30, 2005, at an annual salary of $200,000.

REPORT OF THE EXECUTIVE COMPENSATION AND HUMAN RESOURCES COMMITTEE

     The Executive Compensation and Human Resources Committee (the "Committee") is responsible for administering the Company's executive compensation plans and programs and approves all elements of compensation for executive officers of the Company. In performing its duties, the Committee has access to independent compensation consultants and outside survey data. The Committee reports regularly to the Board of Directors on its activities and obtains ratification by the nonemployee members of the Board for all elements of cash compensation for the Chairman and Chief Executive Officer. The Committee is comprised of four outside directors who are not eligible to participate in the Company's employee plans or programs.

COMPENSATION PHILOSOPHY AND PRACTICES: The Board believes that the attraction and retention of top-quality executive talent are fundamental to the Company's continued success and that appropriate executive compensation programs are key elements in attracting and retaining such talent. The Committee is responsible to the Board for ensuring that individuals in executive positions are compensated in a manner that promotes the Company's business objectives and clearly aligns the interests of management and stockholders. To support this philosophy, the following principles provide a framework for the executive compensation program:

o Focus on pay for performance to encourage the retention of employees who make significant contributions to the Company's performance; link pay to the achievement of financial goals set in advance for senior management cash incentive compensation plans; make sure that the linkage between executive compensation and business performance also enhances stockholder value.

o Encourage executive stock ownership through guidelines and the appropriate design of executive compensation programs.

o Maintain a suitable balance between base salary and annual and long-term incentive opportunities, with significant portions of executive compensation at risk and dependent upon the enhancement of stockholder value.

     Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, limits the deductibility of compensation in excess of $1 million paid to the company's Chief Executive Officer and other named executive officers, unless such compensation is based upon stock price appreciation over market value at the date of grant (in the case of stock options) or predetermined quantifiable performance goals (in the case of other incentive compensation) or paid pursuant to a written contract that was in effect on February 17, 1993. Although the Committee considers the tax consequences of its compensation decisions, it is not the policy of the Committee to pay only deductible compensation, rather the Committee gives priority to other objectives in circumstances it deems appropriate.

     The Company's executive compensation programs are targeted to provide competitive total compensation levels (including both annual and long-term incentives) commensurate with performance. Compensation is benchmarked against data developed by independent consultants using historical surveys of the oil and gas industry and the chemical industry, in addition to historical surveys of general industry for companies similar in size and complexity to Occidental. These companies have executive positions similar to those at Occidental in terms of scope of responsibility, and they are representative of the various markets in which the Company competes for executive talent. This is a broader and more diverse set of companies than those included in the selected peer groups for the Performance Graph on page 19.

     Occidental offers employment agreements to key executives only when it is in the best interest of the Company and its stockholders to attract and retain such key executives and to ensure the continuity and stability of management. In accordance with a policy adopted by the Board of Directors in September 1992, no employment agreements with new executives will contain provisions, commonly referred to as "golden parachutes," that provide for additional severance benefits in the event of a change of control. For a summary of the employment agreements for the named executive officers, see "Employment Agreements" at page 14.

COMPONENTS OF EXECUTIVE COMPENSATION: The Compensation program for executive officers consists of the following components:

ANNUAL CASH COMPENSATION: Includes base salary and any cash incentive award earned for the year's performance. Both salary and the annual incentive target opportunity are established for each executive officer based on job responsibilities, level of experience, overall business performance and individual contribution to the business, as well as analyses of historical competitive industry practice. The Committee makes annual cash incentive awards, under the Occidental Petroleum Corporation Executive Incentive Compensation Plan, with 60 percent of the award based on the Company's performance as measured against predetermined financial targets and 40 percent based on a subjective assessment of an executive's achievement of predetermined individual performance objectives, as well as the executive's response to unanticipated challenges during the plan year. Financial measures include earnings per share, earnings, cash flow, and cost reduction and directly align executive pay with Company profitability.

LONG-TERM INCENTIVE COMPENSATION: Includes stock options, performance stock awards, and restricted stock or restricted stock unit awards. The objectives for these awards are to encourage executives to view Occidental from the stockholders' perspective, to create a long-term incentive to increase stockholder value, and to retain executives who possess the skills that are crucial to the ongoing success of the Company. Stock option gains depend on the creation of incremental stockholder value and performance stock award opportunities depend upon the attainment of cumulative financial targets over four-year performance periods. These long-term grants represent a significant portion of the total compensation value provided to executive officers. Award sizes are based both upon individual performance, level of responsibility and potential to make significant contributions to the Company, as well as upon award levels at other companies included in the competitive surveys. In addition, long-term incentives granted in prior years are taken into consideration.

o STOCK OPTIONS are generally granted annually to executives and other selected employees whose contributions and skills are critical to the long-term success of the Company. Options are granted with an exercise price equal to the market price of the Company's common stock on the date of grant, generally vest over a period of three years, and expire after ten years. These options only have value to the recipients if the price of the Company's stock appreciates after the options are granted.

o PERFORMANCE STOCK AWARDS provide senior management with an incentive linked to both multiple-year financial performance and stockholder value. Awards are intended to be made annually in the form of performance stock units. For awards made in 2002, covering the period 2002 - 2005, senior corporate officers can earn stock units based on the Company's total stockholder return compared to a group of peer companies, and senior division officers can earn stock units based on the total stockholder return comparison and the achievement of a targeted return on assets goal. Depending on the level of performance against the four-year comparisons and goals, as applicable, payout of the stock units can range between 0% to 200% of the target awards. The stock units are valued based upon the market price of the Company's common stock. For the performance stock awards made in 1999, based on the Company's performance during the four-year period from 1999 through 2002, 100% to 200% of the target awards were earned by the participants.

o RESTRICTED STOCK/UNIT AWARDS are designed to provide long-term retention incentives for certain key members of senior management. These awards are highly selective, limited to a very small group of executives, and equity-based, to tie directly to stockholder return. The restriction period is usually three to five years.


COMPENSATION FOR THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER: Under Dr. Irani's leadership, Occidental has executed an aggressive restructuring to create large, efficient oil and gas assets in core geographies, improved the cash contribution of the chemical business, and significantly strengthened the balance sheet. Oil and gas production has been increased substantially and is postured for continued growth, an effective Middle East strategy has been implemented, and financial results have been materially improved. As a result of these actions, Occidental's return to shareholders compares very favorably to its peer group.

     The Committee looks at several factors in determining Dr. Irani's compensation, including his leadership and vision in developing successful business strategies for the Company in a competitive marketplace. Each year, the Committee approves primary performance goals for Dr. Irani. For 2002, the goals included (1) enhancement of the value of the Company's portfolio of assets, (2) improvement in the quality and consistency of earnings, (3) strengthening the balance sheet, and (4) improving the quality of Occidental's management. Compensation decisions are arrived at by the Committee during executive session without the presence of the Chairman and Chief Executive Officer and are ratified by the Board of Directors.

     The Committee acknowledged Dr. Irani's significant accomplishments with respect to his 2002 performance goals and his contributions to the Company's success in 2002 by awarding him an annual cash incentive award of $2,990,000 for 2002, which is reported in the "Bonus" column of the Summary Compensation Table. Dr. Irani also earned a payout from his 1999 performance stock award, in the amount of 199,112 shares, based on the Company's total stockholder return, for the period 1999 through 2002, compared to the total stockholder return for a group of peer companies. Since Occidental ranked at the top of all comparative companies, Dr. Irani's target award was paid out at 200%, per the terms of the award.

     During 2002, the Committee granted Dr. Irani several long-term incentive awards. Effective January 2002, the Committee granted Dr. Irani a target performance stock award in the amount of 73,502 shares. The actual payment of this award, which may vary from 0% to 200% of target, will be based on the Company's total stockholder return compared to a group of peer companies during the 2002 - 2005 performance period. The award opportunity underscores Occidental's commitment to pay-for-performance over the long term. In July 2002, Dr. Irani received a stock option grant in the amount of 600,000 shares and a restricted stock unit grant in the amount of 283,063 shares. The payment of the restricted stock unit award is mandatorily deferred until retirement. In December 2002, the Committee awarded Dr. Irani a restricted stock unit award in the amount of 105,000 shares in lieu of a 2003 merit increase to his base salary. Payment of this award is mandatorily deferred until retirement.

                    Respectfully submitted,
                    EXECUTIVE COMPENSATION AND HUMAN RESOURCES COMMITTEE Irvin W. Maloney (chair)
                    Ronald W. Burkle
                    John S. Chalsty
                    Rosemary Tomich

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total return of the common stock with the cumulative total return of the Standard & Poor's 500 Stock Index and with that of the original peer group and the revised peer group over the five-year period ending on December 31, 2002. The graph assumes that $100 was invested in Occidental common stock, in the stock of the companies in the Standard & Poor's 500 Index and in the stocks of the peer group companies just prior to the commencement of the period (December 31, 1997) and that all dividends received within a quarter were reinvested in that quarter. The original peer group companies are Amerada Hess Corporation, Anadarko Petroleum Corporation, Burlington Resources Inc., Georgia Gulf Corporation, Kerr-McGee Corporation, Lyondell Chemical Company, Occidental, Phillips Petroleum Corporation and Unocal Corporation. The revised peer group companies are Amerada Hess Corporation, Anadarko Petroleum Corporation, Burlington Resources, Inc., ChevronTexaco Corporation, ConocoPhillips, Kerr-McGee Corporation, Occidental and Unocal Corporation. The peer group was revised to delete Lyondell Chemical Company in which Occidental now has an equity interest, to delete Georgia Gulf Corporation due to its small size relative to Occidental, and to add ChevronTexaco Corporation, which has a large international oil business.


                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
     OF OCCIDENTAL COMMON STOCK, THE S&P 500 INDEX AND SELECTED PEER GROUPS

                                [TABLE OMITTED]

       [THE FOLLOWING IS A TABULAR REPRESENTATION OF GRAPHICAL MATERIALS]

                                   12/31/1997     12/31/1998     12/31/1999     12/31/2000     12/29/2001     12/31/2002
                                   ----------     ----------     ----------     ----------     ----------     ----------
[SYMBOL]  Occidental                  $100           $ 60           $ 81           $ 95           $108           $120
[SYMBOL]  Revised Peer Group           100             85             99            132            122            110
[SYMBOL]  Original Peer Group          100             77             92            119            109            103
[SYMBOL]  S&P 500                      100            129            156            141            125             97

PROPOSAL 2:  RATIFICATION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

CHANGE OF AUDITORS IN 2002

     Effective March 22, 2002, the Board of Directors of Occidental decided to no longer engage Arthur Andersen LLP as Occidental's independent auditors and engaged KPMG LLP to serve as such for the fiscal year 2002, in accordance with the recommendation of the Board's Audit Committee.

     Arthur Andersen LLP's audit reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period preceding the decision to change independent auditors, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company's consolidated financial statements for such years, and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

     In the years ended December 31, 2001 and 2000 and up to March 22, 2002, the date of KPMG LLP's engagement, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

AUDIT AND OTHER FEES

AUDIT FEES: The aggregate audit fees incurred for professional services rendered by KPMG LLP for the year ended December 31, 2002, were $8,254,000. This amount includes fees necessary to perform an audit or quarterly review in accordance with Generally Accepted Auditing Standards and services that generally only the independent auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission. Of this amount, $3,555,000 was incurred for the re-audit of Occidental's financial statements as of December 31, 2001 and 2000, and for the each of the years in the three-year period ended December 31, 2001.

AUDIT RELATED FEES: Fees of $951,000 were incurred for professional services rendered by KPMG LLP for the year ended December 31, 2002, for assurance and related services that are traditionally performed by the independent auditor. More specifically, these services include, among others: employee benefit plan audits, accounting assistance in connection with proposed or consummated transactions and consultation concerning financial accounting and reporting standards.

TAX FEES: Fees of $281,000 were incurred for tax services rendered by KPMG LLP for the year ended December 31, 2002, for professional services performed by the tax division of KPMG LLP. More specifically, these services include, among others: tax consultation related to proposed or consummated transactions and general tax consultation.

ALL OTHER FEES: For the year ended December 31, 2002, no fees were incurred for services rendered by KPMG LLP, other than the services described under "Audit Fees", "Audit Related Fees" and "Tax Fees".

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed Occidental's audited financial statements for the fiscal year ended December 31, 2002 with management as well as the financial statements for the fiscal years ended December 31, 2001 and 2000 that were reaudited by KPMG LLP. In addition, the Audit Committee has discussed with KPMG LLP, Occidental's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and as currently in effect. The Audit Committee received from KPMG LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended and as currently in effect. The Audit Committee has also considered whether the provision of nonaudit services provided by KPMG LLP to Occidental is compatible with maintaining their independence and has discussed with KPMG LLP the firm's independence.

     Based upon the reports and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in Occidental's Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

                              Respectfully submitted,
                              THE AUDIT COMMITTEE
                              Rosemary Tomich (chair)
                              R. Chad Dreier
                              John E. Feick
                              Irvin W. Maloney
                              Aziz D. Syriani

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors of Occidental has selected KPMG LLP as independent auditors to audit the consolidated financial statements of Occidental and its subsidiaries for the year ending December 31, 2003. KPMG LLP has audited Occidental's financial statements since 2002. A member of that firm will be present at the annual meeting, will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions.

     A majority of the shares of common stock represented at the meeting and entitled to vote must vote FOR this proposal to ratify the selection of auditors. If the stockholders do not ratify the selection of KPMG LLP, if it should decline to act or otherwise become incapable of acting or if its employment is discontinued, the Audit Committee will appoint the independent auditors for 2003, which may be KPMG LLP.

     The Board of Directors recommends that you vote FOR the proposal to ratify the selection of KPMG LLP as independent auditors for 2003. You proxy will be so voted unless you specify otherwise.

PROPOSAL 3:  APPROVAL OF AMENDMENT TO 2001 INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------

APPROVAL OF AMENDMENT TO THE 2001 INCENTIVE COMPENSATION PLAN

     The Board of Directors of the Company believes that Occidental's long-standing policy of encouraging stock ownership by its employees through stock-based awards has been a significant factor in the success of the Company. The Board believes that the 2001 Incentive Compensation Plan (the "2001 Plan") has been an important part of that policy by providing incentives based on the attainment of corporate objectives and increases in stockholder value. Under the 2001 Plan, Occidental is authorized to issue 17,000,000 shares of Common Stock in the form of stock options, stock units, restricted stock, stock bonuses, stock appreciation rights, performance-based awards and dividend equivalents, as well as other awards. However, as a result of prior grants under the 2001 Plan, the number of shares currently available for such grants has been reduced to 4,049,638. The Board of Directors has determined that this number is insufficient to maintain the 2001 Plan as an incentive device over the term of the Plan, which expires in 2011, unless terminated earlier. The Board has adopted and proposes that the stockholders approve amending the 2001 Plan to increase the shares available for grant by 10,000,000 to 27,000,000 shares.

HISTORY: The 2001 Plan was approved by stockholders at the 2001 Annual Meeting.
Section 3.2(d) of the Plan was amended in April 2002 to clarify that, other than an adjustment contemplated by Section 6.2, the exercise price of a stock option or stock appreciation right shall not be amended or cancelled to effect a repricing of such award. Section 4.1 of the 2001 Plan was amended by the Board of Directors in September 2002 to clarify that shares could be used to satisfy deferred obligations with respect to awards under the 1987 Stock Option Plan and the 1995 Incentive Stock Plan.

     Information about shares authorized for issuance as of December 31, 2002, to employees under the 2001 Plan, as well as the 1987 Stock Option Plan and 1995 Incentive Stock Plan, and nonemployee directors under the 1996 Restricted Stock Plan for Nonemployee Directors are set forth below in the table at page 25. No new grants may be made under the 1987 and 1995 Plans.

     The principal features of the 2001 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2001 Plan, as proposed to be amended, a copy of which is attached as Exhibit A to this Proxy Statement. Capitalized terms used in the summary are used as defined in the 2001 Plan.

VOTING INFORMATION: A majority of the shares represented at the meeting and entitled to vote at the meeting, must vote FOR this proposal to approve the amendment of the 2001 Plan. Broker non-votes will be disregarded. If the amendment is approved, additional shares will be registered under the Securities Act of 1933, as amended, and will be available for issuance under the 2001 Plan. If the amendment is not approved at this meeting, awards will be made only to the extent there are shares available under the 2001 Plan.

     The Board of Directors has approved and recommends that you vote FOR the amendment of the 2001 Plan. Your proxy will be so voted unless you specify otherwise.

SUMMARY DESCRIPTION OF THE 2001 PLAN

AWARDS. The 2001 Plan authorizes stock options, stock units, restricted stock, stock bonuses, stock appreciation rights, Performance-Based Awards, dividend equivalents, dividend rights, Common Shares, as well as other awards (described in Section 4 of the 2001 Plan) responsive to changing developments in management compensation. Stock units and dividend units include stock units and dividend units with respect to stock option gains and other awards under this Plan, as well as the 1987 Stock Option Plan and the 1995 Incentive Stock Plan that, in each case, were deferred under the Company's Deferred Stock Program. The 2001 Plan provides the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Generally, an option or stock appreciation right will expire, or other award will vest, not more than 10 years after the date of grant.

SHARES AVAILABLE. Under the 2001 Plan, as proposed for amendment, the aggregate share limit is 27,000,000 Common Shares. A maximum of 8,500,000 Common Shares may be delivered pursuant to all awards other than stock options. A maximum of 850,000 Common Shares may be delivered pursuant to all awards for which payment or vesting is not based upon the passage of time, stock price appreciation or the satisfaction of Performance Goals. No single individual may be granted awards in the aggregate for more than 4,000,000 shares during any three consecutive calendar years. Awards payable only in cash and not related to shares made to any one individual during any calendar year are limited to $10,000,000.

     As is customary in incentive plans of this nature, to prevent dilution or expansion of participants' rights, the number and kind of shares available under the 2001 Plan and then outstanding stock-based awards, as well as exercise or purchase prices, Performance Goals and share limits are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to stockholders.

     If an award is forfeited, cancelled, does not vest or is paid in cash, any unissued Common Shares allocated to such award, as well as any Common Shares reacquired pursuant to the terms of an award are available for subsequent awards under the 2001 Plan.

     The Common Stock is traded on the New York Stock Exchange, and on March 3, 2003, the closing price was $29.98. Occidental intends to register the additional shares issuable under the 2001 Plan under the Securities Act of 1933 after it receives stockholder approval.

ELIGIBILITY. Persons eligible to receive awards under the 2001 Plan include present and future officers or employees of the Company or any of its subsidiaries. Nonemployee directors are ineligible. Occidental has approximately 7,200 employees (17 of whom are executive officers).

ADMINISTRATION. The 2001 Plan is administered by The Executive Compensation and Human Resources Committee of the Board (the "Administrator"). The Administrator consists of at least two directors of the Company, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

     The Administrator determines who is eligible to receive awards, the number of shares that are to be subject to awards and the terms and conditions of such awards, including, subject to certain restrictions, the price (if any) to be paid for the shares or the award. Subject to the other provisions of the 2001 Plan, the Administrator has the authority (a) to permit the recipient of any award to pay the purchase price of Common Shares or the award in cash, the delivery of previously owned Common Shares, a reduction in the number of Common Shares or other property otherwise issuable to the participant, a cashless exercise, or the cancellation of indebtedness or conversion of other securities;
(b) to accelerate the receipt or vesting of benefits pursuant to an award; and
(c) to make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award pursuant to Sections 3.2 of the 2001 Plan, respectively.

STOCK OPTIONS. An option is the right to purchase Common Shares at a future date at a specified price (the "Option Price"). The Option Price per share may be no less than the Fair Market Value of a share on the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock options are taxed differently from nonqualified stock options, as described under "Federal Income Tax Consequences" below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Code. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator.

STOCK APPRECIATION RIGHTS. A stock appreciation right is the right to receive payment of an amount equal to the excess of the Fair Market Value of a Common Share on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right, but will not be less than the Fair Market Value of a share on the date of grant. Stock appreciation rights may be granted independently or in connection with other awards.

RESTRICTED STOCK AWARDS. Typically, a restricted stock award is an award for a fixed number of Common Shares subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service) imposed on such shares. Restricted stock may not vest over a period of less than three years.

PERFORMANCE-BASED AWARDS. Performance-Based Awards are awards whose grant, vesting, exercisability or payment depends upon the satisfaction of any one or more Performance Goals. Performance-Based Awards may be stock-based (payable in stock only or in cash or stock) or may be cash-only awards. The performance period may range from one to five years.

     Section 162(m) Awards are a type of Performance-Based Award designed to satisfy the requirements for deductibility under Section 162(m) of the Code. These awards are earned and payable only if a participant reaches specific preestablished Performance Goals approved by the Administrator in advance of applicable deadlines under the Code and while the performance relating to the Performance Goals remains substantially uncertain.

     Upon a change in the business or operations of the Company or other events or circumstances, the Administrator may modify the terms of a Performance-Based Award or adjust a Performance Goal; provided however that in the case of Section 162(m) Awards any such modification or adjustment may not violate the limitations imposed by Section 162(m). The Performance Objectives on which Performance Goals will be established are listed and defined in Exhibit A to the 2001 Plan.

STOCK BONUSES. The Administrator may grant a stock bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Administrator. The number of shares so awarded shall be determined by the Administrator and may be granted independently or in lieu of a cash bonus.

STOCK UNITS. Stock units represent a fictitious share of Company stock and are generally credited to a recordkeeping account. Typically, the value of a stock unit is based upon the value of an actual share of Company stock.

DIVIDEND EQUIVALENTS; DIVIDEND RIGHTS. Dividend rights or equivalents are amounts payable in cash or stock (or additional stock units that may be paid in stock or cash) equal to the amount of dividends that would have been paid on shares had the shares been outstanding from the date the stock-based award was granted.

SETTLEMENTS AND DEFERRALS. The Administrator may permit payment of awards under the 2001 Plan in the form of cash, Common Stock or any combination thereof. The Administrator also may require or permit participants to elect to defer the issuance of Common Stock or the settlement of awards in cash. The Administrator may provide that deferred settlements include the payment or crediting of interest on deferral amounts or the payment or crediting of dividend rights or equivalents if deferral amounts are denominated in stock.

TRANSFER RESTRICTIONS. Subject to exceptions contained in Section 4.7 of the 2001 Plan or as otherwise permitted by law or in the applicable award agreement, awards under the 2001 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by him or her. Any amounts payable or shares issuable pursuant to an award will be paid only to the recipient or the recipient's beneficiary or representative.

CHANGE OF CONTROL. Unless before a Change in Control Event the Administrator determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each option and stock appreciation right will become immediately exercisable, restricted stock will vest, cash and Performance-Based Awards and stock units will become payable and any other rights of a participant under any other award will be accelerated to give the participant the benefit intended under any such award. A Change in Control Event under the 2001 Plan generally includes a 20% or more change in ownership, certain changes in a majority of the Board, certain mergers or consolidations, or a liquidation of the Company or sale of substantially all of the Company's assets.

AMENDMENTS. The Board may amend or terminate the 2001 Plan. However, no amendment or termination may impair the rights of a participant under an outstanding award in any material way without such participant's consent. Stockholder approval is required for any Plan amendment that would (a) materially increase the benefits accruing to participants; (b) materially increase the number of securities which may be issued; or (c) materially modify the requirements as to eligibility for participation. Additionally, the exercise price of stock options and stock appreciation rights may not be reduced without stockholder approval.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of some of the federal income tax consequences of common transactions under the 2001 Plan based on federal income tax laws in effect on January 1, 2003. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

     With respect to nonqualified stock options, the Company is generally entitled to deduct (and the optionee recognizes taxable income in) an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise. The current federal income tax consequences of other awards authorized under the 2001 Plan generally follow basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, Performance-Based Awards and dividend rights or equivalents are generally subject to tax at the time of payment; cash-based awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

     If an award is accelerated under the 2001 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in some circumstances.

SPECIFIC BENEFITS

     For information regarding options and restricted stock awards granted to executive officers of the Company, see the material under "Executive Compensation" beginning at page 11.

     The number, amount and type of awards to be received by or allocated to eligible persons under the 2001 Plan in the future cannot be determined at this time. The Company expects that future grants will not be substantially different from those described in the Compensation Tables beginning at page 11.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     Occidental has three equity compensation plans for its employees pursuant to which options, rights or warrants have or may be granted: the 1987 Stock Option Plan, the 1995 Incentive Stock Plan, the 2001 Plan, and one equity plan for nonemployee directors: the 1996 Restricted Stock Plan for Nonemployee Directors. Each of the Plans was approved by Occidental's stockholders. Occidental has no other equity compensation plans pursuant to which options, rights or warrants could be granted.

     The following is a summary of the shares reserved for issuance as of December 31, 2002 pursuant to outstanding options, rights or warrants granted under Occidental's equity compensation plans. The summary does not include the 10,000,000 shares which are the subject of the proposed amendment to the 2001 Plan.

  (a)  Number of Securities to       (b)  Weighted-average         (c)  Number of securities
       be issued, upon                    exercise price of             remaining available for
       exercise of outstanding            outstanding options,          future issuance under
       options, warrants and              warrants and rights           equity compensation
       rights                                                           plans, excluding
                                                                        securities in column (a)

       26,971,625                         $24.2191                      8,202,122*

  * Includes with respect to the 1995 Incentive Stock Plan, 2,231,700 shares at maximum target level (1,115,850 at target level) reserved for issuance pursuant to outstanding performance stock awards, including 855,372 shares at maximum target level (427,686 at target level) eligible for certification in February 2003, and 313,276 deferred performance and restricted stock awards and, with respect to the 2001 Plan, 623,094 shares at maximum target level (311,547 at target level) reserved for issuance pursuant to outstanding performance stock awards, 923,224 shares reserved for issuance pursuant to restricted stock awards and 2,025 shares reserved for issuance as dividend equivalents under the 2001 Plan. Of the remaining 4,108,803 shares, 4,049,638 shares are available under the 2001 Plan, all of which may be issued or reserved for issuance for options, rights and warrants as well as performance stock awards, restricted stock awards, stock bonuses and dividend equivalents, and 59,165 shares are available for issuance under the 1996 Restricted Stock Plan for Nonemployee Directors.

STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

GENERAL INFORMATION

Occidental has been advised by two holders of common stock of their intention to introduce at the annual meeting the proposals described below. The Board of Directors disclaims any responsibility for the content of the proposals and for the statements made in support thereof, which are presented as received from the stockholders.

VOTE REQUIRED TO APPROVE: A majority of the shares of common stock represented at the meeting and entitled to vote must vote for to approve a stockholder proposal. Abstentions and broker nonvotes have the same effect as votes AGAINST a proposal. The results of the vote will be published on Occidental's website and in Occidental's Quarterly Report on Form 10-Q for the Quarter ended March 31, 2003, and in the Report on the Annual Meeting, both of which may be accessed through www.oxy.com.

LEGAL EFFECT OF APPROVAL: Each of the stockholder proposals set forth below are requests to the Board of Directors to consider a matter. If a proposal passes, the Board of Directors may consider, in its business judgment, whether to take the requested action or not, but it is not legally obligated to do so.

BOARD ACTION WITH RESPECT TO APPROVED PROPOSALS: It has been the practice of Occidental's Board of Directors to consider matters that are approved by the stockholders and, if appropriate, to refer the matter to the appropriate Board committee for further study and recommendation to the full Board. Generally, this initial consideration and referral takes place at the next regularly scheduled meeting of the Board. Depending on the complexity of the issue and the desire of the committee to seek advice from independent advisors, the committee usually reports to the full Board no later than the final meeting of the calendar year, which is usually held in early December. The final action taken by the Board with respect to the proposal and, if applicable a timetable for implementation of the Board action, will be posted on Occidental's website.

STOCKHOLDER RIGHT TO ENFORCE A PROPOSAL: As explained above, generally stockholder proposals are requests to the Board to consider a matter. If a proposal that is approved requests that the Board take, or refrain from taking, some action and the Board does not do so, then the stockholder may submit the same proposal for consideration at the next Annual Meeting, by following the procedures described on page 28. In the alternative, a stockholder may challenge the Board's business judgment not to implement the proposal by commencing litigation in the Chancery Court of the State of Delaware, Occidental's state of incorporation. Delaware law contains certain procedural requirements that must be followed before a suit may be commenced, including a requirement that, unless it would otherwise be futile, a demand be made on the corporation identifying the alleged wrongdoers, the wrongdoing allegedly perpetrated and the resultant injury to the corporation and the legal action the stockholder wants the board to take on the corporation's behalf.

PROPOSAL 4:  STOCKHOLDER VOTE REGARDING POISON PILLS

     Mr. Emil Rossi of Boonville, California, the owner of 415 shares of common stock, has notified Occidental that he intends to present the following proposal at the 2003 Annual Meeting:

                  "4 - SHAREHOLDER VOTE REGARDING POISON PILLS
         THIS TOPIC WON AN AVERAGE 60%-YES VOTE AT 50 COMPANIES IN 2002

     This is to recommend that the Board of Directors redeem any poison pill previously issued (if applicable) and not adopt or extend any poison pill unless such adoption or extension has been submitted to a shareholder vote.

                                 HARVARD REPORT
     A 2001 Harvard Business School study found that good corporate governance (which took into account whether a company had a poison pill) was positively and significantly related to company value. This study, conducted with the University of Pennsylvania's Wharton School, reviewed the relationship between the corporate governance index for 1,500 companies and company performance from 1990 to 1999.

     The Harvard Business School study is titled, "Corporate Governance and Equity Prices," July 2001, by Paul A. Gompers, Harvard University, Joy L. Ishii, Harvard University and Andrew Metrick, The Wharton School, University of Pennsylvania.

     Some investors believe that a company with good governance will perform better over time, leading to a higher stock price. Other investors see good governance as a means of reducing risk, as they believe it decreases the likelihood of bad things happening to a company. Source: "Putting a Value on Governance," Directors & Boards, Spring 1997 by Robert Felton and Alec Hudnut of McKinsey & Co. and Jennifer Van Heeckeren, University of Oregon.

     Since the 1980s Fidelity, a mutual fund giant with $800 billion invested, has withheld votes for directors at companies that have approved poison pills, Wall Street Journal, June 12, 2002.

                COUNCIL OF INSTITUTIONAL INVESTORS RECOMMENDATION
     The Council of Institutional Investors www.cii.org, an organization of 120 pension funds which invests $1.5 trillion, called for shareholder approval of poison pills. In recent years, various companies have been willing to redeem existing poison pills or seek shareholder approval for their poison pill. This includes Columbia/HCA and McDermott International. I believe that our company should follow suit and allow shareholder input.

                  ALLOW SHAREHOLDER VOTE REGARDING POISON PILLS
                                    YES ON 4"

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION: OCCIDENTAL DOES NOT HAVE A POISON PILL. Occidental has not had a poison pill since 1996, when its shareholder rights plan expired. The Company has made no efforts since then to replace the plan.

     In response to the Proponent's 2002 stockholder proposal requesting a policy on poison pills, the Board of Directors adopted the following policy:


                        OCCIDENTAL PETROLEUM CORPORATION
                       POLICY ON STOCKHOLDER RIGHTS PLANS

          1. For the purposes of this Policy, the term "Stockholder Rights Plan" refers generally to any plan providing for the distribution of preferred stock, rights, warrants, options or debt instruments to the stockholders of Occidental Petroleum Corporation ("OPC"), designed to deter nonnegotiated takeovers by conferring certain rights on stockholders upon the occurrence of a "triggering event," such as a tender offer or third party acquisition of a specified percentage of stock.

          2. The Nominating and Corporate Governance Committee shall annually consider whether the Company should adopt a Stockholder Rights Plan, whether the Company should condition adoption of a Stockholder Rights Plan on stockholder approval and whether the Company otherwise should take any action with respect to a Stockholder Rights Plan or any policy in respect thereof. The Nominating and Corporate Governance Committee shall report its recommendation to the Board of Directors.

          3. The recommendation of the Nominating and Corporate Governance Committee and any action taken by the Board of Directors on such recommendation shall be reported to the stockholders of the Company by posting on the OPC website.


     The Board of Directors believes that Occidental's existing policy serves the best interests of stockholders and the Company. Accordingly, the Board of Directors recommends a vote AGAINST the foregoing stockholder proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in the proxy card.

PROPOSAL 5:  ENFORCEABILITY OF STOCKHOLDER VOTES

     Mr. Carl Olson, P.O. Box 610, Woodland Hills, CA 91365, the owner of 110 shares of common stock, has notified Occidental that he intends to present the following proposal at the 2003 Annual Meeting.

       "RESOLUTION ON SIGNIFICANCE AND ENFORCEABILITY OF STOCKOWNER VOTES

     Be it resolved by the stockowners to request that for each item of business to be voted on at a stockowner meeting, the proxy statement shall include a statement of:

     1.   the percentage of the vote required for approval.

     2. the legal effect of the approval. This would include stating if an effect automatically occurs or if some other specified action(s) would be required to be taken in order to be implemented. If any other specified action(s) would be required, an intended timetable of these actions would be presented.

     3. if an item of business is approved, how a stockowner can be informed as to what action the board or management has taken to implement it. This would include whether the board and management will make a report that is distributed to all stockowners, or whether a stockowner would need to make a request (with details of how the request would be make). This would also include an intended timetable for board and management to implement it.

     4. if an item of business is approved which requests that the board or management take (or refrain from taking) some action, and if the board or management fails to take (or refrain from taking) such action, the rights of stockowners to enforce the approved item of business (a) by a process within the corporation and (b) by court action.

                              SUPPORTING STATEMENT

     When we stockowners vote on items of business at stockowners meetings, we should know the consequences of all the votes. We should also be informed of the follow-up by the board and management.

     The right to know what actions are taken (or the failure to take such actions) is important for proper corporate governance. Boards and managements must be accountable for the votes of stockowners, and prompt and full compliance with them.

     Perhaps the best argument for this resolution is that the proxy statement you are reading does not include a complete statement about the significance and enforcibility of each item of business, as is requested in this resolution.

     Vote yes, and future proxy statements may well have such vital information. If this resolution is approved, wouldn't you like to know how and whether it is implemented?"

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION: In compliance with the Securities and Exchange Commission's rules under the Securities Exchange Act of 1934, as amended, part of the information requested by this proposal already is included in the proxy statement or is reported after the meeting in one of the corporation's periodic reports. However, because the Board of Directors believes that one of the bases of good corporate governance is improved stockholder understanding about the governance process, additional disclosure has been included in this year's proxy statement. For example, the introduction to the stockholder proposals (see pages 25 and 26) has been expanded to explain what happens to a proposal that is passed, what actions a stockholder can take if no action is taken and how to find the status of a proposal. As a result, the Board believes the proposal has been implemented and that a vote for the proposal is unnecessary.

     Accordingly, the Board of Directors recommends a vote AGAINST the foregoing stockholder proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

     Stockholders interested in submitting a proposal for inclusion in the proxy statement and proxy card relating to the 2004 Annual Meeting of Stockholders may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be addressed to Occidental's Secretary at 10889 Wilshire Boulevard, Los Angeles, California 90024, and be received no later than November 15, 2003.

     Under Occidental's By-laws, stockholders must follow certain procedures to introduce an item of business at an annual meeting that is not included in the proxy materials. These procedures provide that an item of business to be introduced at an annual meeting must be submitted in writing to the Secretary at 10889 Wilshire Boulevard, Los Angeles, California 90024. Notice of the proposed item of business must be received no later than February 16, 2004. Notice of the proposed item of business must include the information required by Occidental's By-laws.

     In either case, the stockholder submitting the proposal or a representative of the stockholder must present the proposal in person at the meeting.

     The chairman of the meeting may refuse to allow the transaction of any item of business not presented in compliance with Occidental's By-laws. In addition, the proxies solicited on behalf of the Board of Directors will have discretionary authority to vote against any such item of business.

NOMINATIONS FOR DIRECTORS FOR TERM EXPIRING 2005
--------------------------------------------------------------------------------

     The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders if the stockholder recommendations are forwarded to the Secretary of Occidental and are otherwise in compliance with Occidental's By-laws. Under Occidental's By-laws, nominations for directors, other than those made by the Board of Directors, must be received 70 to 90 days prior to the anniversary date of the prior year's annual meeting. If the meeting date is not within 30 days of the anniversary date, the nomination must be received not later than the tenth day following the earlier of the day on which the notice of the meeting date was mailed or the day public disclosure of the new date was made. The stockholder's nomination must include the information required by the By-laws.


ANNUAL REPORT
--------------------------------------------------------------------------------

     Occidental's 2002 Annual Report on Form 10-K is concurrently being mailed to stockholders. The Annual Report contains consolidated financial statements of Occidental and its subsidiaries and the report thereon of KPMG LLP, independent auditors.

                              Sincerely,

                              /s/ DONALD P. DE BRIER

                              Donald P. de Brier
                              Secretary

                              Los Angeles, California
                              March 13, 2003


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OR FORMS OF PROXY IN THE ENCLOSED ENVELOPE OR FOLLOW THE PROCEDURES OUTLINED ON THE CARD TO VOTE BY TELEPHONE OR INTERNET.

                                    EXHIBIT A

                        2001 INCENTIVE COMPENSATION PLAN
      (AS AMENDED THROUGH SEPTEMBER 12, 2002 AND AS PROPOSED TO BE AMENDED)
--------------------------------------------------------------------------------

1. PURPOSE OF PLAN. The purpose of this Plan is to provide incentives and stock-based awards to promote the success of the Company and the interests of its stockholders and to align the interests of the Company's stockholders, officers and employees.

2. SHARE LIMITS. Subject to the provisions of Section 6, the capital stock that may be delivered under this Plan will be Common Shares. Subject to adjustment as provided in or pursuant to this Section 2 or Section 6:

       2.1 AGGREGATE SHARE LIMITS. The maximum number of Common Shares that may be delivered pursuant to all awards granted under this Plan shall equal [17,000,000] 27,000,000 shares. The maximum number of Common Shares that may be delivered pursuant to all awards other than stock options granted under this Plan shall equal 8,500,000 shares. The maximum number of Common Shares that may be delivered pursuant to all awards for which payment or vesting is not based upon the passage of time, stock price appreciation or the satisfaction of Performance Goals shall equal 850,000 shares.

       2.2 INDIVIDUAL LIMITS. The aggregate number of Common Shares subject to all awards granted under this Plan to any one individual during any three consecutive calendar years shall be limited to 4,000,000 shares. Awards payable only in cash and not related to shares made to any one individual during any calendar year shall be limited to $10,000,000. Awards that are cancelled during the fiscal year shall be counted against these limits only to the extent required by Section 162(m).

       2.3 REISSUE OF AWARDS AND SHARES. Awards payable in cash or payable in cash or Common Shares, including restricted shares, that are forfeited, cancelled, or for any reason do not vest or are not paid under this Plan, and Common Shares that are subject to awards that expire or for any reason are terminated, cancelled, fail to vest or are otherwise settled and are not issued, as well as Common Shares reacquired pursuant to the terms of an award, shall be available for subsequent awards under this Plan. If an award under this Plan is or may be settled only in cash, such award need not be counted against any of the share limits under this Section 2, except as may be required by Section 162(m) to the extent required to preserve the status of an award as "performance-based compensation" under Section 162(m).

3.     ADMINISTRATOR OF PLAN. This Plan shall be administered by the
Administrator.

       3.1 POWERS OF THE ADMINISTRATOR. Subject to the express provisions of this Plan, the Administrator shall be authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan within its delegated authority, including, without limitation, the authority to:

                     (a) adopt, amend and rescind rules, regulations and procedures relating to this Plan and its administration or the awards granted under this Plan and determine the forms of awards;

                     (b) determine who is an Eligible Person and to which Eligible Persons, if any, awards will be granted under this Plan;

                     (c) grant awards to Eligible Persons and determine the terms and conditions of such awards, including but not limited to the number and value of Common Shares issuable pursuant thereto, the times (subject to Section 4.6) at which and conditions upon which awards become exercisable or vest or shall expire or terminate, and (subject to applicable law) the consideration, if any, to be paid upon receipt, exercise or vesting of awards;

                     (d) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator's action;

                     (e) determine whether, and the extent to which, adjustments are required pursuant to Section 6 hereof;

                     (f) interpret and construe this Plan and the terms and conditions of any award granted hereunder, whether before or after the date set forth in Section 5;

                     (g) determine the circumstances under which, consistent with the provisions of Section 7.2, any outstanding award may be amended and make any amendments thereto that the Administrator determines are necessary or appropriate; and

                     (h) acquire or settle rights under options, stock appreciation rights or other awards in cash, stock of equivalent value, or other consideration.

All authority granted herein (except as provided in Section 5) shall remain in effect so long as any award remains outstanding under this Plan.

       3.2 SPECIFIC ADMINISTRATOR RESPONSIBILITY AND DISCRETION REGARDING AWARDS. Subject to the express provisions of this Plan, the Administrator, in its sole and absolute discretion, shall determine all of the terms and conditions of each award granted under this Plan, which terms and conditions may include, subject to such limitations as the Administrator may from time to time impose, among other things, provisions that:

                     (a) permit the recipient of such award to pay the purchase price of the Common Shares or other property issuable pursuant to such award, or any applicable tax withholding obligation upon such issuance or in respect of such award or Common Shares, in whole or in part, by any one or more of the following:
                            (i)    cash, cash equivalent, or electronic funds
transfer,

                            (ii)   the delivery of previously owned shares of
capital stock of the Company (including shares acquired as or pursuant to awards) or other property,

                            (iii)  a reduction in the amount of Common Shares or
other property otherwise issuable pursuant to such award,

                            (iv)   a cashless exercise, or

                            (v)    any other legal consideration the
Administrator deems appropriate.

                     (b) accelerate the receipt and/or vesting of benefits pursuant to the award upon or in connection with (whether before, at the time of or after) the occurrence of a specified event or events, including, without limitation, a termination of employment, an event of a personal nature, an event referenced in Section 6 (in which case the Administrator's discretion shall be exercised in a manner consistent with Section 6), or otherwise, in any case as deemed appropriate by the Administrator;

                     (c)    qualify such award as an ISO;

                     (d) adjust the exercisability, term (subject to other limits) or vesting schedule of any or all outstanding awards, adjust the number of Common Shares subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in the circumstances referenced in clause (b) above or in other circumstances or upon the occurrence of other events (including events of a personal nature) as deemed appropriate by the Administrator, by amendment of an outstanding award, by substitution of an outstanding award, by waiver or by other legally valid means (which may result, among other changes, in a greater or lesser number of shares subject to the award, a shorter or longer vesting or exercise period, or, except as provided below, an exercise or purchase price that is higher or lower than the original or prior award), in each case subject to Sections 2 and 7.2; provided, however, that in no case (other than an adjustment contemplated by Section 6.2) shall the exercise price of any option or related stock appreciation right be reduced by an amendment to the award or a cancellation and re-grant of the award to effect a repricing of the award to a price below the Fair Market Value of the underlying Common Shares on the grant date of the original option or stock appreciation right unless specific stockholder consent is obtained;

                     (e) authorize (subject to Sections 6, 7, and 9) the conversion, succession or substitution of one or more outstanding awards upon the occurrence of an event of the type described in Section 6 or in other circumstances or upon the occurrence of other events as deemed appropriate by the Administrator; and/or

                     (f) determine the value of and acquire or otherwise settle awards upon termination of employment, upon such terms as the Administrator (subject to Sections 6, 7 and 9) deems appropriate.

       3.3 DECISIONS IN GOOD FAITH; RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted under this Plan in good faith. Any action taken by, or inaction of, the Administrator relating to or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding on all persons.

       3.4 DELEGATION. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan, provided that each designated committee granting any awards hereunder shall consist exclusively of a member or members of the Board. A majority of the members of the acting committee shall constitute a quorum. The vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the committee shall constitute action by the committee. The Administrator may delegate authority to grant awards under this Plan for new employees to an officer of the Company who is also a director and may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or a subsidiary or to third parties.

       3.5 BIFURCATION. Notwithstanding anything to the contrary in this Plan, the provisions of this Plan may at any time be bifurcated by the Board or the Administrator in any manner so that provisions of any award agreement (or this Plan) intended or required in order to satisfy the applicable requirements of Rule 16b-3 or Section 162(m), to the extent permitted thereby, are applicable only to persons subject to those provisions and to those awards to those persons intended to satisfy the requirements of the applicable legal restriction.

4.     AWARDS.

       4.1 TYPE AND FORM OF AWARDS. All awards shall be evidenced in writing (including electronic form), substantially in the form approved by the Administrator, and executed on behalf of the Company and, if required by the Administrator, by the recipient of the award. The Administrator may authorize any officer (other than the particular recipient) to execute any or all agreements memorializing any grant of an award by the Administrator under this Plan. The types of awards that the Administrator may grant include, but are not limited to, any of the following, on an immediate or deferred basis, either singly, or in tandem or in combination with or in substitution for, other awards of the same or another type: (i) Common Shares, (ii) options, stock appreciation rights (including limited stock appreciation rights), restricted stock (which shall vest over a period of not less than 3 years), stock units, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Shares, upon the passage of time, the occurrence of one or more events, or the satisfaction of Performance Goals or other conditions, or any combination thereof, (iii) any similar securities with a value derived from the value of or related to the Common Shares or other securities of the Company and/or returns thereon, or (iv) cash. Share-based awards may include (without limitation) stock options, stock purchase rights, stock bonuses, stock units (or deferred compensation accounts), stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents (independently or in tandem with any form of stock grant), dividend rights (independently or in tandem with any form of stock grant), Common Shares, any of which may be payable in Common Shares or cash, and may consist of one or more of such features in any combination. The stock units and dividend equivalents authorized hereunder include stock units and dividend equivalents with respect to the stock option gains and other awards granted under the Company's 1987 Stock Option Plan, the Company's 1995 Incentive Stock Plan and this Plan and deferred under the Company's Deferred Stock Program.

       4.2    PERFORMANCE-BASED AWARDS. Any of the types of awards listed in
Section 4.1 may be granted as Performance-Based Awards.

              4.2.1 SECTION 162(M) AWARDS. The Administrator has discretion to determine if any Performance-Based Award is intended to be a Section 162(m) Award. Section 162(m) Awards shall be subject to the following rules and restrictions:

                     (a) Performance Goals. The specific Performance Goals in respect of Section 162(m) Awards, other than Qualifying Options, must be approved by the Administrator in advance of any applicable deadlines under
Section 162(m) and while the performance relating to those goals remains substantially uncertain within the meaning thereof;

                     (b) Class. The eligible class of persons for Section 162(m) Awards shall be executive officers of the Company and its subsidiaries and, in the discretion of the Administrator, other employees of the Company or its subsidiaries who are designated by the Administrator to receive a Section 162(m) Award because they may be executive officers of the Company or its subsidiaries by the time their awards are exercised, vested or paid.

                     (c) Certification of Payment. Except as otherwise permitted under Section 162(m), before any Section 162(m) Award is paid, the Administrator must certify that the Performance Goal and any other material terms of the Section 162(m) Award were in fact satisfied.

              4.2.2 RESERVATION OF DISCRETION. The Administrator shall have discretion to determine the conditions, restrictions or other limitations, in accordance with the terms of this Plan and, in the case of Section 162(m) Awards, the limitations of Section 162(m), on the payment of individual Performance-Based Awards under this Section 4.2. The Administrator may reserve by express provision in any award agreement the right to reduce the amount payable in accordance with any standards or on any other basis (including the Administrator's discretion), as the Administrator may impose.

              4.2.3 ADJUSTMENTS. Performance Goals or other features of an award under this Section 4.2 may be (i) adjusted to reflect a change in corporate capitalization, a corporate transaction (such as a reorganization, combination, separation, merger, acquisition, or any combination of the foregoing) or a complete or partial corporate liquidation, or (ii) calculated either without regard for or to reflect any change in accounting policies or practices affecting the Company and/or the Performance Objectives or Performance Goals, or (iii) adjusted for any other circumstances or event, or (iv) any combination of (i) through (iii), but only to the extent in each case that such adjustment or determination in respect of Section 162(m) Awards would be consistent with the requirements of Section 162(m) to qualify as performance-based compensation.

       4.3 CONSIDERATION FOR SHARES. Common Shares may be issued pursuant to an award for any lawful consideration as determined by the Administrator, including, without limitation, services rendered by the recipient of such award, but shall not be issued for less than the minimum lawful consideration. Awards may be payable in cash, stock or other consideration or any combination thereof, as the Administrator shall designate in or (except as required by Section 4.2) by amendment to the award agreement.

       4.4 LIMITED RIGHTS. Except as otherwise expressly authorized by the Administrator or this Plan or in the applicable award agreement, a participant will not be entitled to any privilege of stock ownership as to any Common Shares not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

       4.5 OPTION/STOCK APPRECIATION RIGHT PRICING LIMITS. The purchase price per share of the Common Shares covered by any option or the base price of any stock appreciation right shall be determined by the Administrator at the time of the grant, but shall not be less than 100% of the Fair Market Value of the Common Shares on the date of grant.

       4.6 TERM LIMITS. Any option, stock appreciation right, warrant or similar right shall expire and any other award shall vest not more than 10 years after the date of grant. An award may be converted or convertible, notwithstanding the foregoing limits, into or payable in, Common Shares or another award that otherwise satisfies the requirements of this Plan.

       4.7 TRANSFER RESTRICTIONS. Unless otherwise expressly provided in or permitted by this Section 4.7, by applicable law or by the award agreement, as the same may be amended, (i) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) awards shall be exercised only by the holder; and (iii) amounts payable or shares issuable pursuant to an award shall be delivered only to (or for the account of) the holder.

              4.7.1 EXCEPTIONS BY ADMINISTRATOR ACTION. The Administrator, in its sole discretion, may permit an award to be transferred to, exercised by and paid to certain persons or entities related to the participant, including but not limited to members of the participant's family, or trusts or other entities whose beneficiaries or beneficial owners are members of the participant's family, or to such other persons or entities as may be expressly approved by the Administrator, pursuant to such conditions and procedures as the Administrator may establish. Any permitted transfer shall be subject to the condition that the Administrator receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and on a basis consistent with the Company's lawful issue of securities and the incentive purposes of the award and this Plan. Notwithstanding the foregoing, awards intended as ISOs or restricted stock awards for purposes of the Code shall be subject to any and all additional transfer restrictions necessary to preserve their status as ISOs or restricted shares, as the case may be, under the Code.

              4.7.2  EXCLUSIONS. The exercise and transfer restrictions in this
Section 4.7 shall not apply to:

                     (a)    transfers to the Company,

                     (b) the designation of a beneficiary to receive benefits in the event of the participant's death or, if the participant has died, transfers to or exercise by the participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

                     (c) transfers pursuant to a domestic relations order (if approved or ratified by the Administrator), if (in the case of ISOs) permitted by the Code,

                     (d) if the participant has suffered a disability, permitted transfers to or exercises on behalf of the holder by his or her legal representative, or

                     (e) the authorization by the Administrator of "cashless exercise" procedures with third parties who finance or who otherwise facilitate the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

       4.8 TAX WITHHOLDING. Upon any exercise, vesting, or payment of any award, the Company shall:

                     (a) require the recipient (or his or her heirs, personal representatives or beneficiaries, as the case may be) to pay or provide for payment of the amount of any taxes which the Company or any subsidiary may be required to withhold with respect to such transaction; or

                     (b) deduct from any amount payable in cash the amount of any taxes that the Company or any subsidiary may be required to withhold with respect to such cash amount.

              4.8.1 POSSIBLE SHARE OFFSET. In any case where a tax is required to be withheld in connection with the delivery of Common Shares under this Plan, the Administrator may require or may permit (either at the time of the award or thereafter) the holder the right to offset, pursuant to such rules and subject to such conditions as the Administrator may establish, the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

       4.9 CASH AWARDS. The Administrator shall have the express authority to pay awards in cash under this Plan, whether in lieu of, in addition to or as part of another award.


5. TERM OF PLAN. No award shall be granted under this Plan after the tenth anniversary of the Effective Date of this Plan. After that date, this Plan shall continue in effect as to then outstanding awards. Any then outstanding award may be amended thereafter in any manner that would have been permitted earlier, except that no such amendment shall increase the number of shares subject to, comprising or referenced in the award or reduce the exercise or base price of an option or stock appreciation right or permit cash payments in an amount that exceeds the limits of Section 2 (as adjusted pursuant to Section 6.2).

6.     ADJUSTMENTS; CHANGE IN CONTROL.

       6.1 CHANGE IN CONTROL; ACCELERATION AND TERMINATION OF AWARDS. Unless prior to a Change in Control Event, the Administrator determines that, upon its occurrence, benefits under any or all awards will not accelerate or determines that only certain or limited benefits under any or all awards will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event:

                     (a) each option and stock appreciation right shall become immediately exercisable,

                     (b) restricted stock shall immediately vest free of restrictions,

                     (c) each award under Section 4.2 shall become payable to the participant,

                     (d) the number of shares covered by each stock unit account shall be issued to the participant, and

                     (e) any other rights of a participant under any other award will be accelerated to give the participant the benefit intended under any such award.

              In the case of a transaction intended to be accounted for as a pooling of interests transaction, the Administrator will have no discretion with respect to these events if the exercise of such discretion would cause the transaction to no longer be accounted for as a pooling of interests transaction.

              The Administrator may override the limitations on acceleration in this Section 6.1 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. Any acceleration of awards shall comply with applicable legal and regulatory requirements. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to or up to 30 days before the applicable event and/or reinstate the original terms of an award if an event giving rise to an acceleration does not occur.

              If any option or other right to acquire Common Shares under this Plan has been fully accelerated as required or permitted by this Plan but is not exercised prior to (i) a dissolution of the Company, or (ii) an event described in this Section 6.1 that the Company does not survive, or (iii) the consummation of an event described in Section 6.2 involving a Change in Control Event approved by the Board, such option or right will terminate, subject to any provision that has been expressly made by the Administrator or the Board through a plan of reorganization approved by the Board or otherwise for the survival, substitution, assumption, exchange or other settlement of such option or right.

       6.2 ADJUSTMENTS. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Shares (whether in the form of cash, Common Shares, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, repurchase, or exchange of Common Shares or other securities of the Company, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Shares) or a sale of substantially all the assets of the Company as an entirety occurs. The Administrator will, in such manner and to such extent (if any) as it deems appropriate and equitable:

                     (a) proportionately adjust any or all of (i) the number and type of shares of Common Shares (or other securities) that thereafter may be made the subject of awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Shares (or other securities or property) subject to any or all outstanding awards, (iii) the grant, purchase, or exercise price of any or all outstanding awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding awards, or (v) the Performance Goals or Performance Objectives appropriate to any outstanding awards, or

                     (b) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding awards or the cash, securities or property deliverable to the holder of any or all outstanding awards based upon the distribution or consideration payable to holders of the Common Shares of the Company upon or in respect of such event.

In each case, with respect to awards of ISOs, no such adjustment will be made that would cause this Plan to violate Section 422 or 424 of the Code or any successor provisions without the written consent of holders materially adversely affected thereby. In any of such events, the Administrator may take such action sufficiently prior to such event if necessary or deemed appropriate to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

7.     PLAN AMENDMENT AND TERMINATION.

       7.1 AUTHORITY OF THE BOARD. Subject to Sections 7.2 and 7.3, the Board may amend or terminate this Plan at any time and in any manner.

       7.2 RESTRICTIONS. No amendment or termination of this Plan or change in or affecting any outstanding award shall deprive in any material respect the holder, without the consent of the holder, of any of his or her rights or benefits under or with respect to the award. Adjustments contemplated by Section 6 shall not be deemed to constitute a change requiring such consent.

       7.3 STOCKHOLDER APPROVAL. Stockholder approval shall be required for any amendment to this Plan that would:

                     (a) materially increase the benefits accruing to participants under this Plan,

                     (b) materially increase the number of securities which may be issued under this Plan, or

                     (c) materially modify the requirements as to eligibility for participation in this Plan.

8. EFFECTIVE DATE. This Plan shall be effective as of the date of the Company's 2001 annual meeting of stockholders, subject to the approval of this Plan by the requisite vote of stockholders at that meeting.

9.     LEGAL MATTERS.

       9.1 COMPLIANCE AND CHOICE OF LAW; SEVERABILITY. This Plan, the granting and vesting of awards under this Plan and the issuance and delivery of Common Shares and/or the payment of money under this Plan or under awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities and banking laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

       9.2 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.

       9.3 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents relating to this Plan or to any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Company or any subsidiary or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company or any subsidiary to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause.

10.    MISCELLANEOUS.

       10.1 UNFUNDED PLAN. Unless otherwise determined by the Administrator, this Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. This Plan shall not establish any fiduciary relationship between the Company or any subsidiary and any participant or other person. To the extent any person holds any rights by virtue of awards granted under this Plan, such rights (unless otherwise determined by the Administrator) shall be no greater than the rights of an unsecured general creditor of the Company.


       10.2 AWARDS NOT COMPENSATION. Unless otherwise determined by the Administrator, settlements of awards received by participants under this Plan shall not be deemed a part of a participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan, severance program or severance pay law of any country. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

       10.3 FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Administrator may provide for the elimination of fractions or for the settlement thereof in cash.

       10.4 FOREIGN PARTICIPANTS. No award shall be made to a participant who is a foreign national or who is employed by the Company or any subsidiary outside the United States of America if such award would violate applicable local law. In order to facilitate the making of an award, the Administrator may provide for such special terms for awards to participants who are foreign nationals, or who are employed by the Company or any subsidiary outside of the United States of America, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Administrator may approve such supplements to or amendments to this Plan as it may consider necessary or appropriate for such purposes unless stockholder approval for any such change would be required in accordance with the provisions of Section 7.

       10.5 DEFERRAL. The Administrator may authorize, subject to such requirements or restrictions as it may impose, the deferral of any payment of cash or delivery of Common Shares or other property that may become due or payable under this Plan.

11.    DEFINITIONS.

       "ADMINISTRATOR" means the Compensation Committee of the Board or its successor, which shall be composed of not less than two members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m).

       "BOARD" means the Board of Directors of the Company.

       "BUSINESS COMBINATION" means a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Company's business and/or assets as an entirety to, one or more entities that are not subsidiaries or other affiliates of the Company.

       "CHANGE IN CONTROL EVENT" means any of the following:

                     (a) Approval by the stockholders of the Company (or, if no stockholder approval is required, by the Board) of the dissolution or liquidation of the Company, other than in the context of a transaction that does not constitute a Change in Control Event under clause (b) below;

                     (b) Consummation of a Business Combination, unless (1) as a result of the Business Combination, more than 50% of the outstanding voting power of the Successor Entity immediately after the reorganization is, or will be, owned, directly or indirectly, by holders of the Company's voting securities immediately before the Business Combination; (2) no "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Successor Entity or an Excluded Person, beneficially owns, directly or indirectly, more than 20% of the outstanding shares or the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (3) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement or of the action of the Board approving the Business Combination;

                     (c) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any Excluded Person) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities, other than as a result of (1) an acquisition directly from the

Company; (2) an acquisition by the Company; or (3) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity; or

                     (d) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new Board member was approved by a vote of at least two-thirds (2/3) of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.


       "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

       "COMMON SHARES" mean the Company's Common Stock, par value $0.20 per share.

       "COMPANY" means Occidental Petroleum Corporation, a Delaware corporation.

       "EFFECTIVE DATE" means the date this Plan shall become effective, as set forth in Section 9 herein.

       "ELIGIBLE PERSON" means any person who is an officer or employee of the Company or any of its subsidiaries.

       "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

       "EXCLUDED PERSON" means any employee benefit plan of the Company and any trustee or other fiduciary holding securities under a Company employee benefit plan or any person described in and satisfying the conditions of Rule 13d-1(b)(i) of the Exchange Act.

       "FAIR MARKET VALUE" means the last reported sales price of a share of Common Share on the New York Stock Exchange - Composite Transactions on the relevant date or, if there are no reported sales on such date, then the last reported sales price on the next preceding day on which such a sale is transacted.

       "ISO" means an incentive stock option qualified under Section 422 of the Code.

       "PERFORMANCE-BASED AWARD" means an award whose grant, vesting, exercisability or payment depends upon on any one or more of the Performance Objectives, in each case relative to Performance Goals, on an absolute or relative basis (including comparisons to peer companies) or ratio with other Performance Objectives, either as reported currency or constant currency, pre-tax or after-tax, before or after special charges, for the Company on a consolidated basis or for one or more subsidiaries, segments, divisions or business units, or any combination of the foregoing. The applicable performance period may range from one to five years.

       "PERFORMANCE GOAL" means a preestablished targeted level or levels of any one or more Performance Objectives.

       "PERFORMANCE OBJECTIVES" mean any one or more of the following business criteria: A/R day sales outstanding, A/R to sales, debt, debt to debt plus stockholder equity, debt to EBIT or EBITDA, EBIT, EBITDA, EPS, EVA, expense reduction, interest coverage, inventory to sales, inventory turns, net income, operating cash flow, pre-tax margin, return on assets, return on capital employed, return on equity, sales, stock price appreciation, and total stockholder return (TSR), as defined further in Appendix A. These terms are used as applied under generally accepted accounting principles (if applicable) and in the Company's financial reporting.

       "PLAN" means this Occidental Petroleum Corporation 2001 Incentive Compensation Plan, as it may hereafter be amended from time to time.

       "QUALIFYING OPTIONS" mean options and stock appreciation rights granted with an exercise price not less than Fair Market Value on the date of grant. Qualifying Options are Performance Based-Awards.

       "RULE 16B-3" means Rule 16b-3 under Section 16 of the Exchange Act.

       "SECTION 162(M)" means Section 162(m) of the Code and the applicable regulations and interpretations thereunder.

       "SECTION 162(M) AWARD" means a Performance-Based Award intended to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m).

       "SHARE LIMIT" means the maximum number of Common Shares, as adjusted, that may be delivered pursuant to all awards granted under this Plan.

       "SUCCESSOR ENTITY" means the surviving or resulting entity or a parent thereof of a Business Combination.

                 APPENDIX A TO 2001 INCENTIVE COMPENSATION PLAN
                             PERFORMANCE OBJECTIVES

         The Performance Objectives shall have the meanings set forth below, in each case as reported in the financial statements of the Company or applicable subsidiary, division, segment, or unit ("financial statements").

       A/R DAY SALES OUTSTANDING means trade accounts receivable (A/R)(net of reserves) divided by latest historical day Sales.

       A/R TO SALES means the ratio of accounts receivable to Sales.

       DEBT means all accounts classified as such in the financial statements.

       DEBT TO DEBT PLUS STOCKHOLDER EQUITY means the ratio of Debt to Debt plus stockholder equity.

       DEBT TO EBIT OR EBITDA means the ratio of Debt to EBIT or EBITDA.

       EBIT means Net Income before interest expense and taxes, which may be adjusted for special charges, if any.

       EBITDA means Net Income before interest expense, taxes, depreciation and amortization, which may be adjusted for special charges, if any.

       EPS means Net Income divided by the weighted average number of Common Shares outstanding. The shares outstanding may be adjusted to include the dilutive effect of stock options, restricted stock and other dilutive financial instruments as required by generally accepted accounting principles.

       EVA means operating profit after tax (OPAT) (which is defined as Net Income after tax but before tax adjusted interest income and expense and goodwill amortization), less a charge for the use of capital (average total capital as such term is used below under "Return on Capital Employed"). Net Income may be adjusted for special charges and acquisition activity costs, if any. The charge for capital is the percentage cost of capital times the average total capital. The cost of capital is the weighted average cost of capital as calculated for the Company.

       EXPENSE REDUCTION means reduction in actual expense or an improvement in the expense to Sales ratio compared to a target or prior year actual expense to Sales ratio, which may be adjusted for special charges, if any.

       INTEREST COVERAGE means the ratio of EBIT or EBITDA to interest expense. Net Income may be adjusted for special charges.

       INVENTORY TO SALES means the ratio of total inventory to Sales.

       INVENTORY TURNS means the ratio of total cost of goods sold on a historical basis to average net inventory. This ratio may be adjusted for special charges, if any.

       NET INCOME means the difference between total Sales plus other revenues and net total costs and expenses, including income taxes.

       OPERATING CASH FLOW means the net cash provided by operating activities less net cash used by operations and investing activities as shown on the statement of cash flows. The numbers relating to the foregoing may be adjusted for special charges, if any.

       PRE-TAX MARGIN means the ratio of earnings before income taxes to Sales. Earnings may be adjusted for special charges, if any.

       RETURN ON ASSETS means the ratio of Net Income to total average assets including goodwill. Earnings may be adjusted for special charges and goodwill amortization for comparative purposes.

       RETURN ON CAPITAL EMPLOYED means the ratio of Net Income plus tax-effected interest expense to long-term Debt plus stockholder equity.

       RETURN ON EQUITY means the ratio of Net Income to stockholder equity.

       SALES means sales, service and rental income from third parties net of discounts, returns and allowances.

       STOCK PRICE APPRECIATION means an increase, or an average annualized increase, in the stock price or market value of the Common Shares of the Company after purchase of, or the date of grant of, an award or above a specified stock price.

       TOTAL STOCKHOLDER RETURN OR TSR means the appreciation in the price of a Common Share plus reinvested dividends over a specified period of time.

(PROXY CARD)

The shares represented by this proxy card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.
THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.


THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR PROPOSALS 1, 2 AND 3.                                FOR       WITHHELD
                                                              ALL       FOR ALL
PROPOSAL 1 The election as directors of the
following nominees:                                          [   ]        [   ]

(01) Ronald W. Burkle           (07) Dale R. Laurance
(02) John S. Chalsty            (08) Irvin W. Maloney
(03) Edward P. Djerejian        (09) Rodolfo Segovia
(04) R. Chad Dreier             (10) Aziz D. Syriani
(05) John E. Feick              (11) Rosemary Tomich
(06) Ray R. Irani               (12) Walter L. Weisman

(To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)


--------------------------------------------------------------------------------


                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 2 The ratification of the
selection of KPMG as independent                [   ]        [   ]        [   ]
public accountants.

                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 3 Approval of amendment to
the 2001 Incentive Compensation Plan.           [   ]        [   ]        [   ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST
PROPOSALS 4 AND 5.
                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 4 Stockholder
vote regarding poison                           [   ]        [   ]        [   ]
pills.

                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 5 Enforceability
of stockholder vote.                            [   ]        [   ]        [   ]


Please disregard if you have previously provided your consent             [   ]
decision.

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I under-stand that the Company may no longer distribute printed materi-als to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.


SIGNATURE                     SIGNATURE                     DATE
         ------------------            ------------------       ----------------

NOTE: Please sign as name appears above. Joint owners should each sign. When signing as executor, administrator, trustee or other fiduciary, please indicate such capacity.


--------------------------------------------------------------------------------
                         ^ DETACH HERE FROM PROXY CARD ^


       VOTE BY INTERNET, TELEPHONE OR MAIL 24 HOURS A DAY, 7 DAYS A WEEK

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


                  --------------------------------------------
                                    INTERNET
                            HTTP://WWW.EPROXY.COM/OXY
                    Use the Internet to vote your proxy.
                    Have your proxy card in hand when you
                    access the web site. You will be prompted
                    to enter your control number, located in
                    the box below, to create and submit an
                    electronic ballot.
                  --------------------------------------------


                                       OR


                  --------------------------------------------
                                   TELEPHONE
                                 1-800-435-6710
                     Use any touch-tone telephone to
                     vote your proxy. Have your proxy card
                     in hand when you call. You will be
                     prompted to enter your control number,
                     located in the box below, and then
                     follow the directions given.
                  --------------------------------------------


                                       OR


                  --------------------------------------------
                                      MAIL

                     Mark, sign and date your proxy card and
                     return it in the enclosed postage-paid
                     envelope.
                  --------------------------------------------


IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO MAIL BACK
                                YOUR PROXY CARD.

   ACCESS AND VIEW THE ANNUAL REPORT AND PROXY STATEMENT ON THE INTERNET AT:
                         HTTP://WWW.OXYPUBLICATIONS.COM

--------------------------------------------------------------------------------
                   ^ DETACH HERE AND BRING TO ANNUAL MEETING ^


[OXY LOGO]     BRING THIS ADMISSION TICKET WITH YOU TO THE MEETING ON APRIL 25.
               DO NOT MAIL.

               OCCIDENTAL PETROLEUM CORPORATION
               ANNUAL MEETING OF STOCKHOLDERS

               This admission ticket admits you and ONE guest to the meeting. You will NOT be let in to the meeting without an admission ticket or other proof of stock ownership as of March 3, 2003, the record date.

                 GRAND BALLROOM             MEETING HOURS
                 The St. Regis Hotel        Registration begins 9:30 A.M.
                 2055 Avenue of the Stars   Refreshments from 9:30 to 10:30 A.M.
                 Los Angeles, California    Meeting starts at 10:30 A.M.


               ADMISSION TICKET
               Please see the back of this card for parking instructions.

(REVERSE SIDE OF PROXY CARD)


PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                        OCCIDENTAL PETROLEUM CORPORATION

     DR. RAY R. IRANI, DR. DALE R. LAURANCE and AZIZ D. SYRIANI, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 25,2003, and at any adjournment, as if the undersigned were present and voting at the meeting.

     The shares represented by this proxy will be voted as directed on the reverse side of this card. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSALS 4 AND 5. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

     Your proxy will be kept confidential in accordance with the Confidential Voting Policy described on page 1 of the Proxy Statement.


--------------------------------------------------------------------------------


                    YOU CAN NOW ACCESS YOUR ACCOUNT ONLINE.

Access your Occidental Petroleum Corporation stockholder account online via Investor ServiceDirect(sm) (ISD).

Mellon Investor Services LLC, the registrar and transfer agent for Occidental Petroleum Corporation, now makes it easy and convenient to get current information on your stockholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

     o  View account status             o  View payment history for dividends

     o  View certificate history        o  Make address changes

     o  View book-entry information     o  Obtain a duplicate 1099 tax form


              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
                AND FOLLOW THE INSTRUCTIONS SHOWN ON THE SCREEN.


--------------------------------------------------------------------------------


                              DIRECTIONS TO THE ST. REGIS HOTEL
                               AND PARKING FOR STOCKHOLDERS

                              o From either direction on the 405 (San Diego Freeway), take the Santa Monica Boulevard exit East.

          [MAP]               o  Proceed to Avenue of the Stars and turn right.

                              o Continue on Avenue of the Stars. Hotel will be on the right at Olympic Way.

                              o  Enter Hotel parking driveway.

                              THE PARKING FEE AT THE ST. REGIS HOTEL WILL BE PAID BY OCCIDENTAL PETROLEUM CORPORATION.

1265-A (SOR)

(VOTING INSTRUCTION CARD - OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN)

The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.
IN ACCORDANCE WITH THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, YOUR VOTE MUST BE KEPT CONFIDENTIAL BY THE TRUSTEE.


THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR PROPOSALS 1, 2 AND 3.                                FOR       WITHHELD
                                                              ALL       FOR ALL
PROPOSAL 1 The election as directors of the
following nominees:                                          [   ]        [   ]

(01) Ronald W. Burkle           (07) Dale R. Laurance
(02) John S. Chalsty            (08) Irvin W. Maloney
(03) Edward P. Djerejian        (09) Rodolfo Segovia
(04) R. Chad Dreier             (10) Aziz D. Syriani
(05) John E. Feick              (11) Rosemary Tomich
(06) Ray R. Irani               (12) Walter L. Weisman

(To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)


--------------------------------------------------------------------------------


                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 2 The ratification of the
selection of KPMG as independent                [   ]        [   ]        [   ]
public accountants.

                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 3 Approval of amendment to
the 2001 Incentive Compensation Plan.           [   ]        [   ]        [   ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST
PROPOSALS 4 AND 5.
                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 4 Stockholder
vote regarding poison                           [   ]        [   ]        [   ]
pills.

                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 5 Enforceability
of stockholder vote.                            [   ]        [   ]        [   ]


Please disregard if you have previously provided your consent             [   ]
decision.

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I under-stand that the Company may no longer distribute printed materi-als to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.


SIGNATURE                     SIGNATURE                     DATE
         ------------------            ------------------       ----------------

NOTE: Please sign as name appears above. Joint owners should each sign. When signing as executor, administrator, trustee or other fiduciary, please indicate such capacity.


--------------------------------------------------------------------------------
                         ^ DETACH HERE FROM PROXY CARD ^


       VOTE BY INTERNET, TELEPHONE OR MAIL 24 HOURS A DAY, 7 DAYS A WEEK

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR VOTING INSTRUCTION
                                     CARD.


                  --------------------------------------------
                                    INTERNET
                            HTTP://WWW.EPROXY.COM/OXY
                    Use the Internet to vote your proxy.
                    Have your proxy card in hand when you
                    access the web site. You will be prompted
                    to enter your control number, located in
                    the box below, to create and submit an
                    electronic ballot.
                  --------------------------------------------


                                       OR


                  --------------------------------------------
                                   TELEPHONE
                                 1-800-435-6710
                     Use any touch-tone telephone to
                     vote your proxy. Have your proxy card
                     in hand when you call. You will be
                     prompted to enter your control number,
                     located in the box below, and then
                     follow the directions given.
                  --------------------------------------------


                                       OR


                  --------------------------------------------
                                      MAIL

                     Mark, sign and date your proxy card and
                     return it in the enclosed postage-paid
                     envelope.
                  --------------------------------------------


IF YOU VOTE BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO MAIL BACK YOUR CARD.

   ACCESS AND VIEW THE ANNUAL REPORT AND PROXY STATEMENT ON THE INTERNET AT:
                         HTTP://WWW.OXYPUBLICATIONS.COM

--------------------------------------------------------------------------------
                   ^ DETACH HERE AND BRING TO ANNUAL MEETING ^


[OXY LOGO]     BRING THIS ADMISSION TICKET WITH YOU TO THE MEETING ON APRIL 25.
               DO NOT MAIL.

               OCCIDENTAL PETROLEUM CORPORATION
               ANNUAL MEETING OF STOCKHOLDERS

               This admission ticket admits you and ONE guest to the meeting. You will NOT be let in to the meeting without an admission ticket or other proof of stock ownership as of March 3, 2003, the record date.

                 GRAND BALLROOM             MEETING HOURS
                 The St. Regis Hotel        Registration begins 9:30 A.M.
                 2055 Avenue of the Stars   Refreshments from 9:30 to 10:30 A.M.
                 Los Angeles, California    Meeting starts at 10:30 A.M.


               ADMISSION TICKET
               Please see the back of this card for parking instructions.

(REVERSE SIDE OF VOTING INSTRUCTION CARD)


                        OCCIDENTAL PETROLEUM CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS


TO THE TRUSTEE OF THE OCCIDENTAL PETROLEUM CORPORATION
SAVINGS PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 25, 2003, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Petroleum Corporation Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Miss Rosemary Tomich, Messrs. Ronald W. Burkle, John S. Chalsty, Edward P. Djerejian, R. Chad Dreier, John E. Feick, Irvin W. Maloney, Rodolfo Segovia, and Aziz D. Syriani, and Mr. Walter L. Weisman. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

     I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.


--------------------------------------------------------------------------------


                                   [OXY LOGO]

     IN ACCORDANCE WITH THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, YOUR VOTE MUST BE KEPT CONFIDENTIAL BY THE TRUSTEE.


--------------------------------------------------------------------------------


                              DIRECTIONS TO THE ST. REGIS HOTEL
                               AND PARKING FOR STOCKHOLDERS

                              o From either direction on the 405 (San Diego Freeway), take the Santa Monica Boulevard exit East.

          [MAP]               o  Proceed to Avenue of the Stars and turn right.

                              o Continue on Avenue of the Stars. Hotel will be on the right at Olympic Way.

                              o  Enter Hotel parking driveway.

                              THE PARKING FEE AT THE ST. REGIS HOTEL WILL BE PAID BY OCCIDENTAL PETROLEUM CORPORATION.

1265-B (PSA)